The Oakmark Fund

The Oakmark Select Fund

The Oakmark Small Cap Fund

The Oakmark Equity and Income Fund

The Oakmark Global Fund

The Oakmark International Fund

The Oakmark International Small Cap Fund

                              FIRST QUARTER REPORT

                                DECEMBER 31, 2001

ADVISED BY HARRIS ASSOCIATES L.P.                 [OAKMARK FAMILY OF FUNDS LOGO]


                                 P.O. BOX 8510
                             BOSTON, MA 02266-8510

                         [OAKMARK FAMILY OF FUNDS LOGO]

                                  1-800-OAKMARK
                                 www.oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member NASD.
Date of first use: January 2002.

THE OAKMARK FAMILY OF FUNDS

    2002 FIRST QUARTER REPORT

    LETTER FROM THE PRESIDENT                                                 1

    SUMMARY INFORMATION                                                       2

    COMMENTARY FROM BILL NYGREN                                               4

    THE OAKMARK FUND
      Letter from the Portfolio Managers                                      6
      Schedule of Investments                                                 7

    THE OAKMARK SELECT FUND
      Letter from the Portfolio Managers                                     10
      Schedule of Investments                                                11

    THE OAKMARK SMALL CAP FUND
      Letter from the Portfolio Managers                                     13
      Schedule of Investments                                                16

    THE OAKMARK EQUITY AND INCOME FUND
      Letter from the Portfolio Managers                                     19
      Schedule of Investments                                                22

    THE OAKMARK GLOBAL FUND
      Letter from the Portfolio Managers                                     27
      Global Diversification Chart                                           29
      Schedule of Investments                                                30

    COMMENTARY FROM DAVID HERRO AND MICHAEL WELSH                            34

    THE OAKMARK INTERNATIONAL FUND
      Letter from the Portfolio Managers                                     36
      International Diversification Chart                                    38
      Schedule of Investments                                                39

    THE OAKMARK INTERNATIONAL SMALL CAP FUND
      Letter from the Portfolio Managers                                     44
      International Diversification Chart                                    45
      Schedule of Investments                                                46

    OAKMARK PHILOSOPHY AND PROCESS                                           53

    THE OAKMARK GLOSSARY                                                     54

    TRUSTEES AND OFFICERS                                                    57

    FOR MORE INFORMATION
    Access our web site at www.oakmark.com to obtain a prospectus, an application or periodic reports, or call 1-800-OAKMARK (1-800-625-6275) or
    (617) 449-6274.

TURN TO THE END OF THIS REPORT TO READ ABOUT OAKMARK'S PHILOSOPHY AND PROCESS AND LOOK UP FINANCIAL TERMS IN THE OAKMARK GLOSSARY.

THE OAKMARK FAMILY OF FUNDS

TRUSTEES AND OFFICERS

TRUSTEES
 Victor A. Morgenstern--CHAIRMAN
 Michael J. Friduss
 Thomas H. Hayden
 Christine M. Maki
 Allan J. Reich
 Marv Rotter
 Burton W. Ruder
 Peter S. Voss
 Gary Wilner, M.D.

OFFICERS
 Robert M. Levy--PRESIDENT
 James P. Benson--VICE PRESIDENT
 Henry R. Berghoef--VICE PRESIDENT
 Kevin G. Grant--VICE PRESIDENT
 David G. Herro--VICE PRESIDENT
 Gregory L. Jackson--VICE PRESIDENT
 Clyde S. McGregor--VICE PRESIDENT
 Anita M. Nagler--VICE PRESIDENT
 William C. Nygren--VICE PRESIDENT
 Janet L. Reali--VICE PRESIDENT AND SECRETARY
 Ann W. Regan--VICE PRESIDENT
   SHAREHOLDER OPERATIONS AND ASSISTANT SECRETARY
 Edward A. Studzinski--VICE PRESIDENT
 Michael J. Welsh--VICE PRESIDENT
 Kristi L. Rowsell--TREASURER
 John J. Kane--ASSISTANT TREASURER

OTHER INFORMATION

INVESTMENT ADVISER
     Harris Associates L.P.
     Two North LaSalle Street
     Chicago, Illinois 60602-3790

TRANSFER AGENT
     CDC IXIS Asset Management Services, Inc.
     Attention: The Oakmark Family of Funds
     P.O. Box 8510
     Boston, Massachusetts 02266-8510

LEGAL COUNSEL
     Bell, Boyd & Lloyd LLC
     Chicago, Illinois

INDEPENDENT PUBLIC ACCOUNTANTS
     Arthur Andersen LLP
     Chicago, Illinois

FOR MORE INFORMATION:
     Please call 1-800-OAKMARK
     (1-800-625-6275)
     or 617-449-6274

WEBSITE
     www.oakmark.com

24-HOUR NAV HOTLINE
     1-800-GROWOAK (1-800-476-9625)

E-MAIL ADDRESS
     ServiceComments@oakmark.com

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

LETTER FROM THE PRESIDENT

[PHOTO OF ROBERT M. LEVY]

DEAR FELLOW SHAREHOLDERS:

"Nothing gives a better feeling to a money manager than making money for his or her investors when almost everyone else is losing."

This quotation from Michael Steinhardt, one of the great investors of this era, captures our current feelings. All of our Funds have beaten their benchmarks, and only one has a negative return for the year. As a result of our strong team, our defined investment philosophy, and our disciplined process, our performance has allowed our shareholders to continue to meet their financial goals, even during this time of extreme turmoil. As always, we are committed to minimizing negative returns, the primary impediment to compounding assets and creating wealth.

As we enter 2002, we remain confident, though not complacent, about the positioning of our portfolios. The market's volatility and the opportunities created by it have caused two noteworthy outcomes in our funds. The Oakmark Fund has always focused on large companies. During the last several years, however, many large companies actually had mid-cap valuations (and did very well). Now, because of price declines, many large cap stocks meet our strict buy criteria. As you examine The Oakmark Fund portfolio, you will see it is both large company AND large cap.

You should also note that in markets worldwide, the premium for higher quality, higher growth, non-tech stocks is historically depressed. This means more of our new buys have been better businesses than some of the stocks that have been sold after reaching our sell targets. This portfolio positioning is a significant reason why we are collectively confident entering 2002.

Although we are pleased with our performance in a difficult investing year, we do not live or work in a vacuum. Our thoughts and support are with those directly involved in the war effort and others struggling in a difficult economic environment. We hope that in 2002 we return to a more peaceful and prosperous world.

Thank you for your continued support.

/s/ Robert M. Levy

ROBERT M. LEVY
PRESIDENT AND CEO

January 7, 2002

THE OAKMARK FAMILY OF FUNDS

    SUMMARY INFORMATION

                                        THE OAKMARK                   THE OAKMARK                  THE OAKMARK
PERFORMANCE FOR PERIOD                     FUND                         SELECT                      SMALL CAP
ENDED DECEMBER 31, 2001(1)                                               FUND                         FUND
===========================================================================================================================
3 MONTHS*                                 10.82%                         8.30%                        18.67%
---------------------------------------------------------------------------------------------------------------------------
6 MONTHS*                                  0.84%                         4.17%                         0.82%
---------------------------------------------------------------------------------------------------------------------------
1 YEAR                                    18.29%                        26.06%                        26.30%
---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
RETURN FOR:

   3 YEAR                                  5.78%                        21.98%                         6.67%
---------------------------------------------------------------------------------------------------------------------------
   5 YEAR                                 10.24%                        26.73%                         8.17%
---------------------------------------------------------------------------------------------------------------------------
   SINCE INCEPTION                        19.95%                        29.04%                        13.11%
---------------------------------------------------------------------------------------------------------------------------
   VALUE OF $10,000 FROM
   INCEPTION DATE                       $66,479                       $37,359                       $21,391
                                        (8/5/91)                     (11/1/96)                     (11/1/95)
===========================================================================================================================
TOP FIVE HOLDINGS              Washington                   Washington                     ITT Educational
AS OF DECEMBER 31, 2001(2)       Mutual, Inc.         3.7%    Mutual, Inc.        15.5%      Services, Inc.       4.5%
                               AT&T Corp.             2.9%  H&R Block, Inc.        7.6%    The PMI Group, Inc.    4.1%
                               H&R Block, Inc.        2.5%  Toys 'R' Us, Inc.      5.7%    Catellus Development
COMPANY AND % OF TOTAL         The Kroger Co.         2.4%  Electronic Data                  Corporation          4.0%
NET ASSETS                     U.S. Bancorp           2.3%    Systems Corporation  4.8%    Ralcorp Holdings, Inc. 4.0%
                                                            AT&T Corp.             4.7%    Mentor Graphics
                                                                                             Corporation          3.7%
===========================================================================================================================
TOP FIVE INDUSTRIES            Retail                14.5%  Retail                18.2%    Computer Software      8.1%
AS OF DECEMBER 31, 2001        Other Consumer Goods         Banks & Thrifts       15.5%    Banks & Thrifts        7.6%
                                 & Services           7.6%  Other Consumer Goods           Food & Beverage        6.8%
                               Banks & Thrifts        6.0%    & Services          11.3%    Medical Products       6.0%
INDUSTRIES AND % OF TOTAL      Computer Services      5.6%  Information Services   9.2%    Real Estate            5.8%
NET ASSETS                     Oil & Natural Gas      5.5%  Computer Services      8.8%
===========================================================================================================================

* Not annualized

                                        2

                                        THE OAKMARK                   THE OAKMARK                  THE OAKMARK
PERFORMANCE FOR PERIOD                   EQUITY AND                      GLOBAL                   INTERNATIONAL
ENDED DECEMBER 31, 2001(1)              INCOME FUND                       FUND                         FUND
===========================================================================================================================
3 MONTHS*                                  7.93%                        25.37%                        17.24
---------------------------------------------------------------------------------------------------------------------------
6 MONTHS*                                  4.87%                         4.44%                        -5.50
---------------------------------------------------------------------------------------------------------------------------
1 YEAR                                    18.01%                        20.05%                        -5.13
---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
RETURN FOR:

   3 YEAR                                 15.13%                          N/A                         14.17
---------------------------------------------------------------------------------------------------------------------------
   5 YEAR                                 16.77%                          N/A                          7.42
---------------------------------------------------------------------------------------------------------------------------
   SINCE INCEPTION                        16.48%                        14.50%(3)                     11.69
---------------------------------------------------------------------------------------------------------------------------
   VALUE OF $10,000 FROM
   INCEPTION DATE                        $25,635                      $13,880                       $27,819
                                        (11/1/95)                     (8/4/99)                     (9/30/92)
===========================================================================================================================
TOP FIVE HOLDINGS              Watson Pharmaceuticals,
AS OF DECEMBER 31, 2001(2)      Inc.                 3.0%   Novell, Inc.            5.7%   Metso Corporation       3.8%
                               IMS Health                   Synopsys, Inc.          5.4%   Hunter Douglas N.V.     3.7%
                                Incorporated         3.0%   Michael Page                   Lotte Chilsung
COMPANY AND % OF TOTAL         Cooper Industries,            International plc      4.8%     Beverage Co., Ltd.    3.7%
NET ASSETS                      Inc.                 2.9%   ITT Educational                Banca Popolare
                               Rockwell Collins      2.9%    Services, Inc.         4.4%     di Verona             3.5%
                               Plum Creek Timber            Ducati Motor                   Enodis plc              3.1%
                                Co., Inc.            2.7%    Holding S.p.A.         4.1%

===========================================================================================================================
TOP FIVE INDUSTRIES            U.S. Government               Computer Software     11.2%   Banks & Thrifts        12.2%
AS OF DECEMBER 31, 2001         Notes               28.4%    Retail                 8.2%   Food & Beverage         9.1%
                               Retail                7.8%    Banks & Thrifts        8.0%   Other Industrial Goods
                               Oil & Natural Gas     7.2%    Food & Beverage        7.4%    & Services             8.5%
INDUSTRIES AND % OF TOTAL      Insurance             5.4%    Information Services   7.0%   Publishing              7.8%
NET ASSETS                     Computer Software     5.2%                                  Chemicals               5.3%
===========================================================================================================================

                                          THE OAKMARK
PERFORMANCE FOR PERIOD                   INTERNATIONAL
ENDED DECEMBER 31, 2001(1)              SMALL CAP FUND
==============================================================
3 MONTHS*                                   19.19%
--------------------------------------------------------------
6 MONTHS*                                    5.66%
--------------------------------------------------------------
1 YEAR                                      12.98%
--------------------------------------------------------------
AVERAGE ANNUAL TOTAL
RETURN FOR:

   3 YEAR                                   16.54%
--------------------------------------------------------------
   5 YEAR                                    6.72%
--------------------------------------------------------------
   SINCE INCEPTION                           8.63%
--------------------------------------------------------------
   VALUE OF $10,000 FROM
   INCEPTION DATE                          $46.671
                                          (11/1/95)
==============================================================
TOP FIVE HOLDINGS              Pacific Dunlop
AS OF DECEMBER 31, 2001(2)      Limited                 4.2%
                               Copenhagen
                                Airports A/S            3.4%
COMPANY AND % OF TOTAL         Ducati Motor
NET ASSETS                      Holding S.p.A.          3.3%
                               United Services
                                Group NV                3.0%
                               Lectra                   2.8%

==============================================================
TOP FIVE INDUSTRIES            Food & Beverage         11.0%
AS OF DECEMBER 31, 2001        Diversified
                                Conglomerates           9.1%
                               Publishing               7.4%
INDUSTRIES AND % OF TOTAL      Retail                   6.7%
NET ASSETS                     Human Resources          5.7%
==============================================================

THE OAKMARK AND OAKMARK SELECT FUNDS

This report introduces a new, and we believe, improved format. In previous reports for The Oakmark Fund and The Oakmark Select Fund, each report has been a mixture of topical commentary and portfolio update. Starting this quarter, there will be a topical report from Bill Nygren that covers both funds, followed by a portfolio update for each of the funds. We hope this reduces the duplication between the two reports and enhances the reports' usefulness in explaining how we approach investing.

THE PERILS OF PERFORMANCE CHASING

[PHOTO OF WILLIAM C. NYGREN]

In 1999, the ten top performing equity mutual funds had increases that ranged from 224% to 494%. (Unfortunately none of our funds were on that list!) Investors who divided their assets equally across those ten funds at the beginning of 2000 would have seen their assets grow by 45% over the ensuing ten weeks. Pretty exciting! Unfortunately for those investors, as more time passed, the results worsened. At year-end 2001 the two-year loss on that package of funds was 71%. This confirms the fine print in mutual funds ads, "Past performance is no guarantee of future results."

We have always discouraged such performance chasing. Despite the fact that many of our funds have performed near the top of their peer groups both this year and last year, we still say it is a mistake to buy a mutual fund (even ours) solely because of its performance record, especially a short-term record. Instead, we believe investors should understand how a manager decides which stocks to own.

When Yogi Berra said, "If you don't know where you're going, you might not get there" he could have been referring to the difficulty of achieving investment goals without having a solid investment philosophy. Across The Oakmark Family we strive to maximize long-term after-tax returns by being value investors. Our focus is not on trying to buy the BEST COMPANIES but rather on taking advantage of the BEST OPPORTUNITIES. In the 1940 investment classic, WHERE ARE THE CUSTOMERS' YACHTS?, Fred Schwed highlighted this distinction: "Those classes of investments considered "best" change from period to period. The pathetic fallacy is that what are thought to be the best are in truth only the most popular--the most active, the most talked of, the most boosted, and consequently, the highest in price at that time". In our search for the most undervalued stocks, by definition, you will rarely see us owning the popular stocks.

At Oakmark we look for stocks with prices less than 60% of intrinsic value, with intrinsic value that is likely to grow, and with management that acts in the interest of outside shareholders. The combination of these factors creates our biggest competitive advantage, the ability to be more patient than most investors. We try to anticipate how a company will change over the next three to five years whereas the pundits seem preoccupied with the next three to five months, even weeks.

VALUE INVESTORS ARE NOT ALL ALIKE
All value investors buy stocks below their estimates of intrinsic value. One way value investors differ from each other is in how they define intrinsic value. Many value investors use a single summary statistic, such as a P/E(4) ratio, and use it across all companies as their approximation of intrinsic value. At Oakmark, when we talk about intrinsic value, we mean the highest price an all cash buyer could pay to own the entire business and still earn a reasonable return on the investment. For many companies we find a traditional value measure like P/E ratio provides a good estimate of value. But for companies that have large non-cash charges (like

[SIDE NOTE]

                                   HIGHLIGHTS

-  VALUE INVESTORS DIFFER FROM EACH OTHER ON HOW THEY DEFINE INTRINSIC VALUE:
   MANY DEFINE THE "CHEAPEST" STOCKS AS THOSE THAT SELL AT THE LOWEST MULTIPLES. OUR DEFINITION IS THOSE THAT ARE SELLING AT THE LARGEST DISCOUNT TO THEIR FAIR VALUE.

- FOR THE PAST TWO YEARS, LOW P/E STOCKS SUBSTANTIALLY OUTPERFORMED THE MARKET. NOW, WE BELIEVE THAT THE MOST UNDERVALUED STOCKS ARE THE ABOVE-AVERAGE GROWERS THAT ARE SELLING AT BELOW-AVERAGE PRICES.

- MANY TECHNOLOGY STOCKS ARE DOWN MUCH MORE THAN THE STOCKS WE'VE PURCHASED RECENTLY. HOWEVER, BASED ON ESTIMATED BUSINESS VALUES, MOST ARE STILL EXPENSIVE. EVEN AFTER LARGE PRICE DECLINES, WE BELIEVE THE BEST VALUES TODAY ARE IN GROWING COMPANIES OUTSIDE THE TECH SECTOR.

depreciation or goodwill amortization) or discretionary growth spending that is accounted for as an expense (like R&D or advertising), a P/E ratio may substantially understate value. So our approach is to identify, industry by industry, the "rules of thumb" that acquirors use when making acquisitions. We then use those rules of thumb as yardsticks to measure the value of companies we research. This means we sometimes own stocks that other value managers do not. Stocks that we own like Chiron with its large R&D spending or AT&T with its large depreciation expense look expensive on a P/E basis, despite their ability to generate large amounts of discretionary cash flow.

In deriving our value estimates, we quickly notice that companies that are growing more rapidly tend to have higher intrinsic values than companies that grow slowly. By setting higher value estimates on higher quality, faster growing companies, our approach again differs from other value investors. Many value investors define the "cheapest" stocks as those that sell at the lowest multiples. Our definition of "cheapest" is those stocks selling at the largest discount to their fair value. In our world a stock that sells at fifteen times earnings and is worth twenty five times earnings is a "cheaper" stock than one selling at ten times earnings that is only worth fifteen times.

That last point is especially timely. For the last two years, low P/E stocks substantially outperformed the market, and we feel the most undervalued stocks are now the above-average growers that are selling at below-average prices. We are willing to pay higher multiples today than we did two years ago because we believe we are buying better businesses. This can be confusing to those who classify mutual funds. Fund ratings services now say some of our funds (including The Oakmark Select Fund) have changed their approach and are no longer "value funds" but rather a mixture of growth and value.

Monitoring such style-box changes can be very important for investors. Many funds that have no true investment philosophy look in the rear-view-mirror, see what approach was working, and shift their approach to that style. Changing from one hot style to another rarely works. Our investors should understand that we have not changed; the market has. After a two-year bear market in large-cap growth stocks, the premiums for both size and growth have declined. After those premiums declined, large, growing businesses generally appeared to us to be more reasonably valued. In the case of our purchases, prices fell to levels we considered to be significantly undervalued. Since we buy only stocks we think are undervalued, rather than following the crowd towards the stocks that have been performing well, our shifts tend to be in the opposite direction towards stocks that have performed poorly.

Lastly, we are not simply buying stocks because they are down; we buy stocks we believe are selling at less than 60% of what they are worth. Many technology stocks are down much more than the stocks we purchased. However, based on our estimated business values, most technology stocks are still expensive. Many in the financial media seem to be obsessed with identifying beaten-up technology stocks as "values". I have had numerous interviews with reporters who called looking for quotes about tech bargains. I always explain that we believe the best values today are in growing companies outside of the technology sector. Rather than including that viewpoint in their story, they politely say, "maybe we can use you next time!" To these reporters, it defies common sense that stocks that have declined 80% or more are not yet "values". That is a testament to how powerful and unprecedented the technology mania was. Even after such large price declines, most of these stocks are still not cheap. Paraphrasing Fred Schwed, we believe technology stocks are still the most popular, and unfortunately, are therefore still the most over-valued.

So, as we enter 2002 both portfolios own relatively little in the technology sector. What we do own is portfolios of stocks that we expect on average will grow earnings more rapidly than the S&P 5005 does, yet our P/E ratio is below the market P/E. That is why we expect both funds to continue to produce excellent long-term returns.

/s/ Bill Nygren

WILLIAM C. NYGREN, CFA
PORTFOLIO MANAGER

bnygren@oakmark.com

January 7, 2002

THE OAKMARK FUND
    REPORT FROM BILL NYGREN AND KEVIN GRANT, PORTFOLIO MANAGERS

[PHOTO OF WILLIAM C. NYGREN]   [PHOTO OF KEVIN GRANT]

[CHART OF THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (12/31/01) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(5)]

                    THE OAKMARK FUND     S & P 500
   8/1/91                $10,000          $10,000
 12/31/91                $13,020          $10,909
  3/31/92                $14,690          $10,634
  6/30/92                $15,230          $10,836
  9/30/92                $16,800          $11,178
 12/31/92                $19,386          $11,741
  3/31/93                $20,927          $12,253
  6/30/93                $21,494          $12,313
  9/30/93                $23,095          $12,631
 12/31/93                $25,300          $12,924
  3/31/94                $24,242          $12,434
  6/30/94                $24,951          $12,486
  9/30/94                $26,663          $13,097
 12/31/94                $26,138          $13,095
  3/31/95                $28,539          $14,370
  6/30/95                $30,303          $15,741
  9/30/95                $32,841          $16,992
 12/31/95                $35,134          $18,015
  3/31/96                $36,386          $18,982
  6/30/96                $37,661          $19,834
  9/30/96                $37,945          $20,447
 12/31/96                $40,828          $22,152
  3/31/97                $42,456          $22,746
  6/30/97                $48,917          $26,716
  9/30/97                $52,009          $28,717
 12/31/97                $54,132          $29,542
  3/31/98                $59,517          $33,663
  6/30/98                $57,909          $34,775
  9/30/98                $49,899          $31,316
 12/31/98                $56,155          $37,985
  3/31/99                $55,888          $39,877
  6/30/99                $62,332          $42,688
  9/30/99                $53,882          $40,023
 12/31/99                $50,277          $45,977
  3/31/00                $45,767          $47,032
  6/30/00                $46,950          $45,783
  9/30/00                $49,815          $45,339
 12/31/00                $56,201          $41,791
  3/31/01                $60,342          $36,837
  6/30/01                $65,927          $38,993
  9/30/01                $59,986          $33,269
 12/31/01                $66,479          $36,824

                                                AVERAGE ANNUAL TOTAL RETURNS(1)
                                                         (AS OF 12/31/01)

                       TOTAL RETURN    1-YEAR   5-YEAR     10-YEAR    SINCE
                      LAST 3 MONTHS*                                INCEPTION
                                                                        (8/5/91)
===============================================================================
OAKMARK FUND              10.82%        18.29%   10.24%    17.69%    19.95%

S&P 500                   10.69%       -11.89%   10.69%    12.93%    13.34%

Dow Jones Average(6)      13.80%        -5.48%   11.07%    14.68%    14.72%

Lipper Large Cap           8.72%        -8.58%    9.42%    12.04%    12.57%
Value Index(7)
===============================================================================

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark Fund increased in value by 11% last quarter bringing the calendar year increase to 18%. Most stocks increased during the quarter, but the biggest gainers were in the technology sector. We judge that sector to be significantly overvalued and therefore have almost none of the portfolio invested in it. The four new stocks added to the portfolio last quarter continue the theme of large, growing, high-quality, non-technology companies. In addition to the two described below, explanations of General Mills and Illinois Tool Works are available on our website (www.oakmark.com).

MCDONALDS (MCD--$26)
McDonalds is the largest fast food chain in the world. Mad cow disease and currency translation costs combined to give McDonalds a very unusual down earnings year. The stock has fallen almost 50% from its 1999 high of $50 and now sells at just seventeen times projected earnings. We expect declining concern about mad cow, decreasing currency losses and capital deployment shifting from building new restaurants to repurchasing more shares. These changes should lead to a resumption of strong earnings-per-share growth.

MERCK (MRK--$59)
Merck is one of the largest pharmaceutical companies in the world. Merck stock has been weak this year as upcoming patent expirations led management to project flat earnings for 2002. Merck has fallen from $97 last year to $59, and now trades at a discount to the market P/E(4) (nineteen times on 2002 projections) for the first time since Hillary Clinton tried to reform the healthcare system. We believe Merck is well managed, has a great R&D pipeline and will resume double-digit annual earnings growth in 2003.

Most of our investments are in above average businesses currently selling at below average prices. Therefore, our outlook remains very positive. Thank you for your support.

/s/ William C. Nygren

WILLIAM C. NYGREN, CFA
Portfolio Manager
bnygren@oakmark.com

/s/ Kevin Grant

KEVIN GRANT, CFA
Portfolio Manager
kgrant@oakmark.com

January 7, 2002

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001

NAME                                                                 SHARES HELD        MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--90.2%
FOOD & BEVERAGE--5.4%
    H.J. Heinz Company                                                 1,910,000     $     78,539,200
    Kraft Foods Inc.                                                   1,945,000           66,188,350
    General Mills, Inc.                                                1,005,000           52,270,050
                                                                                     ----------------
                                                                                          196,997,600
RETAIL--14.5%
    The Kroger Co. (a)                                                 4,210,000     $     87,862,700
    J.C. Penney Company, Inc.                                          2,886,700           77,652,230
    The Gap, Inc.                                                      4,755,000           66,284,700
    Toys 'R' Us, Inc. (a)                                              3,125,000           64,812,500
    CVS Corporation                                                    2,105,000           62,308,000
    Tricon Global Restaurants, Inc. (a)                                1,200,000           59,040,000
    McDonald's Corporation                                             2,200,000           58,234,000
    Safeway Inc. (a)                                                   1,227,000           51,227,250
                                                                                     ----------------
                                                                                          527,421,380
HOUSEHOLD PRODUCTS--3.3%
    Newell Rubbermaid Inc.                                             2,275,000     $     62,721,750
    The Clorox Company                                                 1,440,200           56,959,910
                                                                                     ----------------
                                                                                          119,681,660
OFFICE EQUIPMENT--1.9%
    Xerox Corporation                                                  6,663,500     $     69,433,670

HARDWARE--1.8%
    The Black & Decker Corporation                                     1,722,200     $     64,978,606

OTHER CONSUMER GOODS & SERVICES--7.6%
    H&R Block, Inc.                                                    2,053,300     $     91,782,510
    Fortune Brands, Inc.                                               1,745,600           69,108,304
    Mattel, Inc.                                                       3,930,000           67,596,000
    Cendant Corporation (a)                                            2,395,100           46,967,911
                                                                                     ----------------
                                                                                          275,454,725
BANK & THRIFTS--6.0%
    Washington Mutual, Inc.                                            4,137,300     $    135,289,710
    U.S. Bancorp                                                       4,000,000           83,720,000
                                                                                     ----------------
                                                                                          219,009,710
INSURANCE--1.9%
    MGIC Investment Corporation                                        1,137,900     $     70,231,188

OTHER FINANCIAL--2.2%
    Fannie Mae                                                           870,000     $     69,165,000
    American Express Company                                             300,000           10,707,000
                                                                                     ----------------
                                                                                           79,872,000
HOTELS & MOTELS--1.0%
    Starwood Hotels & Resorts Worldwide, Inc.                          1,235,000     $     36,864,750

MARKETING SERVICES--1.8%
    The Interpublic Group of Companies, Inc.                           2,200,000     $     64,988,000

                                        7

NAME                                                                 SHARES HELD        MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMPUTER SERVICES--5.6%
    Electronic Data Systems Corporation                                1,114,500     $     76,398,975
    SunGard Data Systems Inc. (a)                                      2,231,600           64,560,188
    First Data Corporation                                               790,000           61,975,500
                                                                                     ----------------
                                                                                          202,934,663
TELECOMMUNICATIONS--4.6%
    AT&T Corp.                                                         5,735,000     $    104,032,900
    Sprint Corporation                                                 3,206,000           64,376,480
                                                                                     ----------------
                                                                                          168,409,380
TELECOMMUNICATIONS EQUIPMENT--3.7%
    General Motors Corporation, Class H (Hughes
      Electronics Corporation) (a)                                     4,600,000     $     71,070,000
    Motorola, Inc.                                                     4,200,000           63,084,000
                                                                                     ----------------
                                                                                          134,154,000
TV PROGRAMMING--2.0%
    Liberty Media Corporation, Class A (a)                             5,100,000     $     71,400,000

PUBLISHING--3.4%
    Knight-Ridder, Inc.                                                  966,000     $     62,722,380
    Gannett Co., Inc.                                                    909,500           61,145,685
                                                                                     ----------------
                                                                                          123,868,065
PHARMACEUTICALS--3.4%
    Merck & Co., Inc.                                                  1,300,000     $     76,440,000
    Chiron Corporation (a)                                             1,079,000           47,303,360
                                                                                     ----------------
                                                                                          123,743,360
MEDICAL PRODUCTS--1.8%
    Guidant Corporation (a)                                            1,280,500     $     63,768,900

AUTOMOBILES--1.5%
    Ford Motor Company                                                 3,575,000     $     56,199,000

AEROSPACE & DEFENSE--2.6%
    Honeywell International Inc.                                       1,550,000     $     52,421,000
    Rockwell Collins                                                   2,156,100           42,043,950
                                                                                     ----------------
                                                                                           94,464,950
WASTE DISPOSAL--1.7%
    Waste Management, Inc.                                             1,985,300     $     63,350,923

BUILDING MATERIALS & CONSTRUCTION--1.8%
    Masco Corporation                                                  2,633,000     $     64,508,500

UTILITIES--2.3%
    TXU Corp.                                                          1,765,000     $     83,219,750

OIL & NATURAL GAS--5.5%
    Conoco Inc.                                                        2,550,000     $     72,165,000
    Phillips Petroleum Company                                         1,192,700           71,872,102
    Burlington Resources Inc.                                          1,550,500           58,205,770
                                                                                     ----------------
                                                                                          202,242,872

                                        8

                                                                     SHARES HELD/
NAME                                                                   PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
OTHER INDUSTRIAL GOODS & SERVICES--0.7%
    Illinois Tool Works Inc.                                             400,000     $     27,088,000

RECREATION & ENTERTAINMENT--2.2%
    Carnival Corporation                                               1,500,000     $     42,120,000
    Brunswick Corporation                                              1,826,700           39,748,992
                                                                                     ----------------
                                                                                           81,868,992
    TOTAL COMMON STOCKS (COST: $2,805,314,700)                                          3,286,154,644

SHORT TERM INVESTMENTS--10.1%

U.S. GOVERNMENT BILLS--1.6%
    United States Treasury Bills, 1.86% - 3.46%
      due 1/31/2002 - 3/21/2002                                      $60,000,000     $     59,824,707
    TOTAL U.S. GOVERNMENT BILLS (COST: $59,811,561)                                        59,824,707
COMMERCIAL PAPER--5.8%
    Citicorp, 1.78% - 1.92% due 1/4/2002 - 1/14/2002                 $80,000,000     $     80,000,000
    American Express Credit Corporation, 1.76% - 1.85%
      due 1/3/2002 - 1/17/2002                                        40,000,000           40,000,000
    General Electric Capital Corporation, 1.75% - 1.87%
      due 1/2/2002 - 1/11/2002                                        90,000,000           90,000,000
                                                                                     ----------------
    TOTAL COMMERCIAL PAPER (COST: $210,000,000)                                           210,000,000
REPURCHASE AGREEMENTS--2.7%
    State Street Repurchase Agreement, 1.57% due 1/2/2002            $98,061,000           98,061,000
    TOTAL REPURCHASE AGREEMENTS (COST: $98,061,000)                                        98,061,000
    TOTAL SHORT TERM INVESTMENTS (COST: $367,872,561)                                     367,885,707
    Total Investments (Cost $3,173,187,261)--100.3%                                  $  3,654,040,351
    Other Liabilities In Excess Of Other Assets--(0.3)%                                    (9,717,040)
                                                                                     ----------------
    TOTAL NET ASSETS--100%                                                           $  3,644,323,311
                                                                                     ================

(a) Non-income producing security.

THE OAKMARK SELECT FUND
    REPORT FROM BILL NYGREN AND HENRY BERGHOEF, PORTFOLIO MANAGERS

[PHOTO OF WILLIAM C. NYGREN]         [PHOTO OF HENRY R. BERGHOEF]

[CHART OF THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (12/31/01) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(5)]

                        THE OAKMARK
                        SELECT FUND                S&P 500
10/31/96                  $10,000                  $10,000
12/31/96                  $11,420                  $10,543
03/31/97                  $12,140                  $10,826
06/30/97                  $14,180                  $12,715
09/30/97                  $16,340                  $13,668
12/31/97                  $17,704                  $14,060
03/31/98                  $20,078                  $16,021
06/30/98                  $20,462                  $16,551
09/30/98                  $16,936                  $14,904
12/31/98                  $20,575                  $18,078
03/31/99                  $22,766                  $18,979
06/30/99                  $24,482                  $20,317
09/30/99                  $22,028                  $19,048
12/31/99                  $23,557                  $21,882
03/31/00                  $25,667                  $22,384
06/30/00                  $24,324                  $21,790
09/30/00                  $27,432                  $21,578
12/31/00                  $29,637                  $19,890
03/31/01                  $32,826                  $17,532
06/30/01                  $35,865                  $18,558
09/30/01                  $34,496                  $15,834
12/31/01                  $37,359                  $17,526

                                       AVERAGE ANNUAL TOTAL RETURNS(1)
                                                (AS OF 12/31/01)
                       TOTAL RETURN      1-YEAR      5-YEAR        SINCE
                      LAST 3 MONTHS(*)                           INCEPTION
                                                                       (11/1/96)
OAKMARK SELECT FUND        8.30%          26.06%      26.73%      29.04%
S&P 500                   10.69%         -11.89%      10.69%      11.46%
S&P MidCap 400(8)         17.99%          -0.60%      16.11%      16.80%
Lipper Mid Cap            14.62%           6.73%       9.75%      10.65%
Value Index(9)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change. The graph and table do not reflect the deduction of taxes that you would pay on Fund distributions or redemption of Fund shares.

* Not annualized

The Oakmark Select Fund increased in value by 8% for the quarter bringing the calendar year gain to 26%. In addition to this strong absolute performance, the increase is especially rewarding given the decline the market experienced for the year. Since the September 21 low, the fund has increased by 14%. The market, because of its much heavier weighting in the technology sector, increased more than we did. We do not believe this short period of under-performance reflects weaker fundamentals in the businesses we own. In fact, we are very pleased with both the absolute and relative performance of our businesses. Therefore, we believe we enter 2002 with a portfolio that is even more undervalued relative to the market.

The portfolio has two new positions this quarter. Xerox (XRX--$10) is a well-known business that we believe is further along in its turnaround than is generally appreciated. The other, IMS International (RX--$19), is more typical of the values we are now seeing in the high quality, non-technology businesses. IMS is the leading supplier of market data to the pharmaceutical industry. In some ways, IMS can be viewed as a royalty on the drug industry--one of the fastest, most consistent growing of all industries. Last year was tough for the drug industry because of the FDA's low approval rate for new drugs. Most industry analysts expect new product growth to be very strong for several years beginning in late 2002. In addition to industry issues, IMS also cleaned up some aggressive accounting practices put in place by prior management. For these reasons, the stock fell from its 2001 high of $31. Now selling at a below average P/E(4) multiple, we believe IMS is significantly undervalued.

Thank you for your support.

/s/ William C. Nygren

WILLIAM C. NYGREN, CFA
Portfolio Manager
bnygren@oakmark.com

/s/ Henry R. Berghoef

HENRY R. BERGHOEF, CFA
Portfolio Manager
berghoef@oakmark.com

January 7, 2002

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--91.0%

APPAREL--0.5%
    Liz Claiborne, Inc.                                                  515,900     $     25,666,025

RETAIL--18.2%
    Toys 'R' Us, Inc. (a)                                             12,798,500     $    265,440,890
    Office Depot, Inc. (a)                                            10,946,000          202,938,840
    Tricon Global Restaurants, Inc. (a)                                4,015,400          197,557,680
    The Kroger Co. (a)                                                 9,004,000          187,913,480
                                                                                     ----------------
                                                                                          853,850,890
HOUSEHOLD PRODUCTS--2.4%
    Energizer Holdings, Inc. (a)                                       5,947,300     $    113,296,065

OFFICE EQUIPMENT--2.5%
    Xerox Corporation                                                 11,408,000     $    118,871,360

OTHER CONSUMER GOODS & SERVICES--11.3%
    H&R Block, Inc.                                                    7,938,800     $    354,864,360
    Mattel, Inc.                                                      10,098,000          173,685,600
                                                                                     ----------------
                                                                                          528,549,960
BANK & THRIFTS--15.5%
    Washington Mutual, Inc.                                           22,205,200     $    726,110,040

INFORMATION SERVICES--9.2%
    The Dun & Bradstreet Corporation (a)                               4,984,900     $    175,966,970
    Moody's Corporation                                                4,170,700          166,244,102
    Ceridian Corporation (a)                                           4,720,000           88,500,000
                                                                                     ----------------
                                                                                          430,711,072
COMPUTER SERVICES--8.8%
    Electronic Data Systems Corporation                                3,250,900     $    222,849,195
    First Data Corporation                                             2,415,200          189,472,440
                                                                                     ----------------
                                                                                          412,321,635
COMPUTER SYSTEMS--0.5%
    The Reynolds and Reynolds Company, Class A                           900,000     $     21,825,000

TELECOMMUNICATIONS--8.2%
    AT&T Corp.                                                        12,133,000     $    220,092,620
    Sprint Corporation                                                 8,065,000          161,945,200
                                                                                     ----------------
                                                                                          382,037,820
PUBLISHING--3.6%
    Knight-Ridder, Inc.                                                2,606,500     $    169,240,045

                                       11

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS--3.8%
    Chiron Corporation (a)                                             4,027,400     $    176,561,216

HEALTH CARE SERVICES--2.7%
    IMS Health Incorporated                                            6,500,000     $    126,815,000

OIL & NATURAL GAS--3.8%
    Burlington Resources Inc.                                          4,734,500     $    177,733,130

    TOTAL COMMON STOCKS (COST: $3,233,427,132)                                          4,263,589,258

SHORT TERM INVESTMENTS--8.3%

U.S. GOVERNMENT BILLS--1.3%
    United States Treasury Bills, 1.69% - 3.35%
      due 1/24/2002 - 3/14/2002                                    $  60,000,000     $     59,843,874

    TOTAL U.S. GOVERNMENT BILLS (COST: $59,830,161)                                        59,843,874

COMMERCIAL PAPER--4.1%
    Citicorp, 1.87% - 1.92% due 1/4/2002 - 1/8/2002                $  60,000,000     $     60,000,000
    American Express Credit Corporation, 1.72% - 1.76%
      due 1/2/2002 - 1/14/2002                                        40,000,000           40,000,000
    General Electric Capital Corporation, 1.70% - 1.78%
      due 1/2/2002 - 1/11/2002                                        90,000,000           90,000,000
                                                                                     ----------------
    TOTAL COMMERCIAL PAPER (COST: $190,000,000)                                           190,000,000

REPURCHASE AGREEMENTS--2.9%
    State Street Repurchase Agreement, 1.57% due 1/2/2002          $ 137,395,000     $    137,395,000

    TOTAL REPURCHASE AGREEMENTS (COST: $137,395,000)                                      137,395,000

    TOTAL SHORT TERM INVESTMENTS (COST: $387,225,161)                                     387,238,874

    Total Investments (Cost $3,620,652,293)--99.3%                                   $  4,650,828,132
    Other Assets In Excess Of Other Liabilities--0.7%                                      33,175,327
                                                                                     ----------------
    TOTAL NET ASSETS--100%                                                           $  4,684,003,459
                                                                                     ================

(a) Non-income producing security.

THE OAKMARK SMALL CAP FUND
    REPORT FROM JAMES P. BENSON AND CLYDE S. MCGREGOR, PORTFOLIO MANAGERS

[PHOTO OF JAMES P. BENSON]      [PHOTO OF CLYDE S. MCGREGOR]

[CHART OF THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/01) AS COMPARED TO THE RUSSELL 2000 INDEX(10)]

                     THE OAKMARK
                    SMALL CAP FUND         RUSSELL 2000
10/31/95               $10,000               $10,000
12/31/95               $10,330               $10,695
03/31/96               $11,460               $11,241
06/30/96               $12,470               $11,803
09/30/96               $13,250               $11,843
12/31/96               $14,440               $12,459
03/31/97               $15,220               $11,815
06/30/97               $17,660               $13,730
09/30/97               $20,340               $15,774
12/31/97               $20,290               $15,245
03/31/98               $21,732               $16,779
06/30/98               $20,467               $15,997
09/30/98               $14,976               $12,774
12/31/98               $17,620               $14,857
03/31/99               $16,069               $14,051
06/30/99               $18,205               $16,237
09/30/99               $16,558               $15,210
12/31/99               $16,224               $18,015
03/31/00               $15,974               $19,292
06/30/00               $15,926               $18,562
09/30/00               $18,014               $18,768
12/31/00               $16,937               $17,471
03/31/01               $17,816               $16,335
06/30/01               $21,218               $18,688
09/30/01               $18,026               $14,788
12/31/01               $21,391               $17,906

                                             AVERAGE ANNUAL TOTAL RETURNS(1)
                                                   (AS OF 12/31/01)

                           TOTAL RETURN     1-YEAR      5-YEAR       SINCE
                          LAST 3 MONTHS*                           INCEPTION
                                                                       (11/1/95)
----------------------------------------------------------------------------
OAKMARK SMALL CAP             18.67%        26.30%       8.17%       13.11%
FUND
Russell 2000                  21.09%         2.49%       7.52%        9.90%
S&P Small Cap 600(11)         20.69%         6.54%      10.65%       13.01%
Lipper Small Cap              18.55%        17.20%      10.74%       12.69%
Value Index(12)
----------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The fourth calendar quarter of 2001 resulted in a snapback for the stock market as September's extreme skittishness gave way to hope for the future. Signs that the rate of economic deterioration was slowing, coupled with positive political developments, gave investors the confidence to put additional funds into equities. The Russell 2000 Small Cap Index rose 21% for the just-ended quarter and on a calendar year basis this index of small company stocks managed to rise by 2%. We are pleased to report that The Oakmark Small Cap Fund recorded a 19% gain in the most recent quarter and we finished 2001 with a gain of 26%. Your Fund outperformed the Russell 2000 by 24% for the calendar year ending December 31, 2001. While 2001 was a good year for your Fund, we are encouraged that our analysts continue to uncover fundamentally undervalued small cap stocks and we remain optimistic that 2002 will be a positive year.

FINANCIAL STRENGTH REMAINS A KEY FOCUS

While we are probably beginning to sound like a broken record given our last few quarterly letters, we continue to focus our investments on those companies with strong balance sheets and good business models. In the second half of 2000 we began to concentrate our portfolio into what we believe are financially robust companies. This helped us minimize negative investment outcomes during 2001 and allowed the winners in the portfolio to shine through. Our goal is to not only own companies that are well-positioned to benefit when economic growth resumes, but also to own those firms that can handle a period of economic contraction. We continue to find many financially strong companies whose stock prices, we believe, trade in line with more financially leveraged companies and we have generally positioned your Fund's investments in those companies with the stronger balance sheets. Until the relative valuations change, we expect to continually favor financially solid firms for our new purchases in your Fund.

STOCK SELECTION REMAINS CRUCIAL

Over the past few months many people have asked us, "How can your Fund be up so much in a down market?" Well, the answer is rather boring--it always boils down to individual stock selection. Our investment philosophy is based upon having an outstanding group of analysts who devote their talents to identifying attractive stocks for your Fund to purchase. When analyzing companies, we adhere to a disciplined process in estimating private market values for the companies in which we invest (typically using a net present value approach to expected future cash flows generated by the company) and only buying stocks when they trade at a substantial discount to this estimate. This approach helps reduce the chances of overpaying for a stock. Additionally, this methodology creates a sell discipline, as we typically sell stocks when they approach 100% of our estimate of private market value.

The Fund's portfolio declined by a net of one position to stand at forty-nine stocks at the end of the fourth quarter. We added two new stocks and sold three stocks. We sold Gardner Denver Incorporated and Symantec Corporation after these stocks appreciated to our sell targets and we sold Ugly Duckling Corporation due to liquidity concerns.

We initiated positions in EFunds Corporation and Tupperware Corporation.

Our two new purchases are companies with well above average businesses that we believe have bright futures. EFunds Corp. is a company that fits well within our investment criteria. EFunds is a rapidly growing provider of debit card processing and automated teller machine outsourcing with expanding cash flows and a debt-free balance sheet. Late in the fourth quarter of 2001, EFunds announced that business had slowed vis-a-vis their earlier expectations and their stock fell sharply. We took advantage of this price decline and bought shares at a significant discount to our estimate of EFunds private market value. We view the slowdown in their business to be a temporary condition brought on principally by the sluggish economy and not the result of serious company specific problems. Additionally, with strong positive cash flow and a debt-free balance sheet with approximately $40 million in cash, we believe EFunds is in excellent position to grow when the economy recovers. We believe this new investment in a financially strong company should aid your Fund's performance in future periods.

EXPANDING CHANNELS OF DISTRIBUTION

Tupperware Corporation is a company with a well-known brand we believe investors have largely forgotten about given the perception that the company utilizes outdated channels of distribution. Tupperware representatives still have home parties, but in recent years the company's distribution channels have been expanded to include kiosks in shopping malls, displays in Target Stores and Kroger Supermarkets and a pretty impressive web site. Additionally, since approximately 80% of Tupperware's sales occur outside the United States, the strength of the U.S. dollar in recent years has had a dampening impact on Tupperware's growth when the non-U.S. results are translated into dollars.

Tupperware's core business of designing, manufacturing and selling distinctive and innovative housewares with high gross margins has been maintained over the years. We believe the firm's expanding channels of distribution give the company a real opportunity to reinvigorate growth over the next several years. While it may take a year or two for the new distribution channels to significantly impact Tupperware's growth rate, we can afford to be patient since we have been buying Tupperware's stock at approximately eleven times earnings. If the new channels result in higher sales and profits for Tupperware, we anticipate investors will eventually place a higher

[SIDE NOTE]

                                   HIGHLIGHTS

  - DESPITE A STRONG 4TH QUARTER, OUR ANALYSTS CONTINUE TO UNCOVER FUNDAMENTALLY UNDER VALUED SMALL CAP STOCKS SELLING AT COMPELLING VALUATIONS. THEREFORE, WE REMAIN OPTIMISTIC ABOUT 2002 AND BELIEVE THAT THE REBOUND IN SMALL CAP VALUE STOCKS THAT BEGAN WELL OVER A YEAR AGO WILL LIKELY PERSIST FOR THE FORESEEABLE FUTURE.

  - THE CONCENTRATION OF OUR PORTFOLIO INTO COMPANIES THAT WE BELIEVE ARE FINANCIALLY ROBUST--WHICH WE BEGAN TO FOCUS ON IN THE 2ND HALF OF 2000--HELPED US MINIMIZE NEGATIVE INVESTMENT OUTCOMES DURING 2001, AND ALLOWED WINNERS IN THE PORTFOLIO TO SHINE THROUGH.

  - WE NOW OWN FORTY-NINE STOCKS IN THE PORTFOLIO. RECENT 4TH QUARTER PURCHASES INCLUDE EFUNDS CORP AND TUPPERWARE CORPORATION.

multiple on Tupperware's earnings that may result in a higher stock price.

OUR SMALL CAP OUTLOOK

Despite a very strong fourth quarter, numerous small cap stocks continue to sell at very compelling valuations. We can usually find good quality small cap stocks to buy at price-to-cash-flow multiples that are approximately one-third lower than their large cap peers. Therefore, based upon these attractive valuations, we maintain our assessment that the rebound in small cap value stocks that began well over a year ago will likely persist for the foreseeable future.

We would like to sincerely thank our shareholders for your ongoing support of The Oakmark Small Cap Fund.

/s/ James P. Benson

JAMES P. BENSON, CFA

Portfolio Manager
jbenson@oakmark.com

/s/ Clyde S. McGregor

CLYDE S. MCGREGOR, CFA

Portfolio Manager
mcgregor@oakmark.com

January 7, 2002

THE OAKMARK SMALL CAP FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001

NAME                                                                 SHARES HELD         MARKET VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCKS--91.9%

FOOD & BEVERAGE--6.8%
    Ralcorp Holdings, Inc. (a)                                           579,000         $ 13,143,300
    Del Monte Foods Company (a)                                        1,100,000            9,361,000
                                                                                         ------------
                                                                                           22,504,300
APPAREL--1.7%
    R.G. Barry Corporation (a)                                           907,000         $  5,723,170

RETAIL--2.7%
    ShopKo Stores, Inc. (a)                                              936,000         $  8,892,000

HOUSEHOLD PRODUCTS--0.2%
    Tupperware Corporation                                                36,000         $    693,000

OFFICE EQUIPMENT--2.9%
    InFocus Corporation (a)                                              357,500         $  7,872,150
    MCSi, Inc. (a)                                                        75,000            1,758,750
                                                                                         ------------
                                                                                            9,630,900
OTHER CONSUMER GOODS & SERVICES--4.2%
    Department 56, Inc. (a)                                              800,000         $  6,880,000
    Central Parking Corporation                                          250,000            4,910,000
    American Greetings Corporation, Class A                              150,000            2,067,000
                                                                                         ------------
                                                                                           13,857,000
BANK & THRIFTS--7.6%
    BankAtlantic Bancorp, Inc., Class A                                1,023,700         $  9,397,566
    People's Bank of Bridgeport, Connecticut                             325,000            6,909,500
    Golden State Bancorp Inc.                                            190,000            4,968,500
    PennFed Financial Services, Inc.                                     150,000            3,723,000
                                                                                         ------------
                                                                                           24,998,566
INSURANCE--4.1%
    The PMI Group, Inc.                                                  200,000         $ 13,402,000

OTHER FINANCIAL--3.1%
    NCO Group, Inc. (a)                                                  450,000         $ 10,305,000

HOTELS & MOTELS--2.9%
    Prime Hospitality Corp. (a)                                          860,000         $  9,503,000

EDUCATIONAL SERVICES--4.5%
    ITT Educational Services, Inc. (a)                                   399,800         $ 14,740,626

MARKETING SERVICES--0.2%
    Grey Global Group Inc.                                                 1,000         $    666,750

INFORMATION SERVICES--0.8%
    eFunds Corporation (a)                                               199,500         $  2,743,125

DATA STORAGE--1.3%
    Imation Corp. (a)                                                    200,000         $  4,316,000

                                       16

NAME                                                                 SHARES HELD         MARKET VALUE
------------------------------------------------------------------------------------------------------
COMPUTER SERVICES--3.4%
    CIBER, Inc. (a)                                                      960,000         $  9,072,000
    Interland, Inc. (a)                                                1,050,000            2,215,500
                                                                                         ------------
                                                                                           11,287,500
COMPUTER SOFTWARE--8.1%
    Mentor Graphics Corporation (a)                                      520,000         $ 12,256,400
    MSC.Software Corp. (a)                                               630,500            9,835,800
    SilverStream Software, Inc. (a)                                      700,000            4,767,000
                                                                                         ------------
                                                                                           26,859,200
COMPUTER SYSTEMS--1.1%
    Optimal Robotics Corp., Class A (a)                                  100,000         $  3,545,000

SECURITY SYSTEMS--3.7%
    Checkpoint Systems, Inc. (a)                                         910,000         $ 12,194,000

PHARMACEUTICALS--1.6%
    Elan Corporation plc (a)(b)                                          115,000         $  5,181,900

MEDICAL RESEARCH--1.1%
    Covance Inc. (a)                                                     155,000         $  3,518,500

MEDICAL PRODUCTS--6.0%
    CONMED Corporation (a)                                               335,500         $  6,696,580
    Hanger Orthopedic Group, Inc. (a)                                    960,000            5,760,000
    Sybron Dental Specialties, Inc. (a)                                  250,000            5,395,000
    ORATEC Interventions, Inc. (a)                                       300,000            1,941,000
                                                                                         ------------
                                                                                           19,792,580
AUTOMOTIVE--0.3%
    Standard Motor Products, Inc.                                         80,200         $  1,114,780

AUTOMOBILE RENTALS--1.5%
    Dollar Thrifty Automotive Group, Inc. (a)                            310,000         $  4,805,000

TRANSPORTATION SERVICES--2.9%
    Teekay Shipping Corporation (c)                                      250,000         $  8,712,500
    Frontline Limited (c)                                                 75,000              768,750
                                                                                         ------------
                                                                                            9,481,250
INSTRUMENTS--4.5%
    IDEXX Laboratories, Inc. (a)                                         388,200         $ 11,067,582
    Measurement Specialties, Inc. (a)                                    400,000            3,764,000
                                                                                         ------------
                                                                                           14,831,582
MACHINERY & INDUSTRIAL PROCESSING--1.6%
    Columbus McKinnon Corporation                                        525,000         $  5,381,250

CHEMICALS--2.1%
    H.B. Fuller Company                                                  140,000         $  4,027,800
    Georgia Gulf Corporation                                             150,000            2,775,000
                                                                                         ------------
                                                                                            6,802,800

                                       17

                                                                    SHARES HELD/
                                                                      PAR VALUE/
NAME                                                      SHARES SUBJECT TO CALL         MARKET VALUE
-----------------------------------------------------------------------------------------------------
OIL & NATURAL GAS--4.6%
    St. Mary Land & Exploration Company                                  300,000         $  6,357,000
    Cabot Oil & Gas Corporation, Class A                                 200,000            4,810,000
    Berry Petroleum Company, Class A                                     250,000            3,925,000
                                                                                         ------------
                                                                                           15,092,000
OTHER INDUSTRIAL GOODS & SERVICES--0.6%
    Intergrated Electrical Services, Inc. (a)                            399,500         $  2,045,440

REAL ESTATE--5.8%
    Catellus Development Corporation (a)                                 725,000         $ 13,340,000
    Trammell Crow Company (a)                                            500,000            5,850,000
                                                                                         ------------
                                                                                           19,190,000

    TOTAL COMMON STOCKS (COST: $260,545,331)                                              303,098,219

SHORT TERM INVESTMENTS--9.1%

COMMERCIAL PAPER--6.1%
    Citicorp, 1.92% due 1/2/2002                                    $  5,000,000         $  5,000,000
    American Express Credit Corporation, 1.93% due 1/4/2002            5,000,000            5,000,000
    General Electric Capital Corporation, 1.75% due 1/2/2002          10,000,000           10,000,000

    TOTAL COMMERCIAL PAPER (COST: $20,000,000)                                             20,000,000

REPURCHASE AGREEMENTS--3.0%
    State Street Repurchase Agreement, 1.57% due 1/2/2002           $ 10,009,000         $ 10,009,000

    TOTAL REPURCHASE AGREEMENTS (COST: $10,009,000)                                        10,009,000

    TOTAL SHORT TERM INVESTMENTS (COST: $30,009,000)                                       30,009,000

    Total Investments (Cost $290,554,331)--101.0%                                        $333,107,219

CALL OPTIONS WRITTEN--0.0%

EQUITY OPTIONS,--0.0%

MEDICAL RESEARCH--0.0%
    Covance Inc., January 22.50 Calls                                   (130,000)            (156,000)

    TOTAL EQUITY OPTIONS (PREMIUMS RECEIVED: $(140,590))                                     (156,000)
    Total Call Options Written (Premiums Received:
      $(140,590))--0.0%                                                                      (156,000)
    Other Liabilities In Excess Of Other Assets--(1.0)%                                    (3,136,322)
                                                                                         ------------
    TOTAL NET ASSETS--100%                                                               $329,814,897
                                                                                         ============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Represents foreign domiciled corporation.

THE OAKMARK EQUITY AND INCOME FUND

    REPORT FROM CLYDE S. MCGREGOR AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS

[PHOTO OF CLYDE S. MCGREGOR]             [PHOTO OF EDWARD A. STUDZINSKI]

[CHART OF THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/01) AS COMPARED TO THE LIPPER BALANCED FUND INDEX(13)]

                   THE OAKMARK       LIPPER
                   EQUITY AND       BALANCED
                   INCOME FUND     FUND INDEX
10/31/95             $10,000        $10,000
12/31/95             $10,240        $10,473
03/31/96             $10,500        $10,707
06/30/96             $11,040        $10,925
09/30/96             $11,110        $11,213
12/31/96             $11,805        $11,840
03/31/97             $12,153        $11,895
06/30/97             $13,430        $13,178
09/30/97             $14,810        $14,024
12/31/97             $14,941        $14,243
03/31/98             $16,233        $15,370
06/30/98             $16,320        $15,599
09/30/98             $15,191        $14,701
12/31/98             $16,792        $16,392
03/31/99             $16,792        $16,655
06/30/99             $18,457        $17,402
09/30/99             $17,518        $16,682
12/31/99             $18,119        $17,863
03/31/00             $18,924        $18,396
06/30/00             $18,886        $18,174
09/30/00             $20,761        $18,535
12/31/00             $21,723        $18,290
03/31/01             $22,621        $17,374
06/30/01             $24,445        $17,984
09/30/01             $23,751        $16,621
12/31/01             $25,635        $17,698

                                             AVERAGE ANNUAL TOTAL RETURNS(1)
                                                   (AS OF 12/31/01)

                           TOTAL RETURN    1-YEAR      5-YEAR        SINCE
                          LAST 3 MONTHS*                           INCEPTION
                                                                       (11/1/95)
----------------------------------------------------------------------------
OAKMARK EQUITY AND             7.93%        18.01%      16.77%       16.48%
INCOME FUND
S&P 500(5)                    10.69%       -11.89%      10.69%       13.41%
Lehman Govt./                  0.06%         8.50%       7.36%        6.96%
Corp. Bond(14)
Lipper Balanced
Fund Index                     6.48%        -3.24%       8.37%        9.69%
----------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

"Optimism is the madness of maintaining that everything is right when it is wrong." Voltaire

OUR RESULTS

The Oakmark Equity and Income Fund returned 8% for the quarter ended December 31, bringing the calendar-year gain to 18%. For the calendar year, the Fund outperformed both the market averages and our primary benchmark, the Lipper Balanced Fund Index, which lost 3%. We are pleased with both our relative and absolute performance for the year. As always, a primary focus is to avoid sloppiness that is a by-product of complacency. All too often, short-term success leads portfolio managers to start believing their own press clippings, which often tend to conveniently gloss over the hard work and supporting cast responsible for that success. To borrow a phrase, let us say that we do not spend a great deal of time looking in the mirror, other than to comb our hair (or what is left of it).

We continue to be driven by our love of the investment business and our focus on fundamentals in assessing intrinsic business value. A large part of the thrill for us comes from being able to find the better than average business run by quality management that is truly shareholder-oriented AND selling at a large discount to our assessment of intrinsic business value. When we find such an investment, we know that it is another building block toward our goal of compounding your (and our) investment in the Fund by achieving consistent above-average real rates of return over the long-term, while taking considerably less risk than the market as a whole.

EXPECTATIONS--REASONABLE AND OTHERWISE

There has been a great deal of blather about last year's plunge in the NASDAQ(15) as well as the general market decline of the last two years. From the perspective of investment returns, they have been two very good years for the shareholders of The Oakmark Equity and Income Fund. One of our thoughts had been that a beneficial result of the bloodbath that sank many speculations (and we use that word deliberately rather than "investments") would be that the average investor would finally see the connection between risk and return. Some years ago, when speculation was running rampant, one of our colleagues received an e-mail from a potential investor. The e-mail stated that the investor did not have unreasonable expectations concerning his potential investment in our funds, as he was only wanting a consistent 20% a year return from the conservative portion of his portfolio, and the 50% plus returns were to come from his aggressive growth investments. Recently, we received an e-mail from an investor who was concerned that over the first two days of the year, Oakmark Equity and Income was off somewhat when NASDAQ and the S&P 500 were already up several percent. Unfortunately, these are both sides of the same coin from individuals who do not understand what we mean when we say that our focus is on providing "consistent above-average returns over the long-term."

Sooner or later we are going to underperform the broader market, and perhaps even lag our category. Some of that will be a function of regression to the mean in terms of results (we recommend the Ibbotson data concerning long-term stock and bond returns) and some of it will be a function of our selling what other people are buying and buying what is often quite unpopular. Unfortunately, expected returns from investments do not always fall neatly into quarters or years. Sometimes they do not work out at all, but that is why we are running portfolios (and that is a discussion for another letter). As value investors that is what we do and, as evidenced by both the fund's returns and the returns of this firm, it works for us. We are going to continue doing what we have always done which is a three yards and cloud of dust approach to grinding out investment results through an in-depth assessment of potential investments coupled with a decision to commit real dollars to those we select. We invite those of you who are comfortable with that approach to join us as investors.

THE GOOD AND THE NOT SO GOOD AND OTHER FAUX PAS

Last year we reported we were seeing a lack of discrimination in the market place in the prices being asked for bad businesses versus good businesses. This last quarter we took advantage of that opportunity by initiating investments in CVS Drug Stores (CVS), International Game Technologies (IGT), and IMS Health Inc. (RX). CVS Drug Stores (CVS) is the number one drug store chain in the country in terms of number of stores. An earnings disappointment and the resulting sell-off presented us with an opportunity to invest in what has been a better than average business at a bargain price. International Game Technologies
(IGT) is the number one slot machine manufacturer, a business that requires very little in the way of ongoing capital expenditures and throws off lots of cash. Management has been quite astute at deploying that cash, making huge share repurchases since the company went public and also making opportunistic acquisitions. When the market believed after September 11th that all travel-related businesses were going to fall off a cliff, we took the opportunity to invest in International Game Technologies (IGT). IMS Health Inc.
(RX) is the world's leading provider of information solutions to the pharmaceutical/healthcare industry. Fear that the slowing growth of the pharmaceutical companies would result in reduced prospects for RX caused this low capital expenditure, high free cash flow company to be ejected from

[SIDE NOTE]

                                   HIGHLIGHTS

  - FOR THE CALENDAR YEAR 2001, THE FUND OUTPERFORMED THE MARKET AVERAGES AND OUR PRIMARY BENCHMARK, THE LIPPER BALANCED FUND INDEX.

  - NOTWITHSTANDING SEVERAL YEARS OF STOCK MARKET UNDER-PERFORMANCE, MUTUAL FUND INVESTORS STILL HAVE UNREASONABLY HIGH EXPECTATIONS FOR INVESTMENT RETURNS. OUR OBJECTIVE REMAINS TO ACHIEVE CONSISTENT ABOVE-AVERAGE REAL RATES OF RETURN OVER THE LONG-TERM, WHILE TAKING CONSIDERABLY LESS RISK THAN THE MARKET AS A WHOLE.

  - LAST YEAR THERE WAS A LACK OF DISCRIMINATION IN THE MARKETPLACE IN THE PRICES BEING ASKED FOR BAD BUSINESSES VERSUS GOOD BUSINESS. WE TOOK ADVANTAGE OF THAT OPPORTUNITY LAST QUARTER BY INITIATING INVESTMENTS IN CVS DRUG STORES, INTERNATIONAL GAME TECHNOLOGIES, AND IMS HEALTH CARE.

growth portfolios and sell at what we consider to be a bargain price. CVS and International Game Technologies were two of our strongest performers in the quarter.

Two of our sub-par performers in the quarter were Cooper Industries (CBE) and Watson Pharmaceuticals (WPI). Cooper is a well-run industrial company that received an unsolicited take-over offer from Danaher, which it subsequently rejected. Cooper management indicated they were pursuing other options to unlock shareholder value when the company got hit with the "taint" of asbestos. Management has still indicated it is staying the course with regard to pursuing a capital reallocation strategy. The other sub-par performer was Watson Pharmaceuticals (WPI), a company with both branded and generic products. After missing its numbers in November, the company announced it would be restructuring its generic business to focus more on its branded portfolio. Our initial mistake was in over-valuing the generic portion of WPI's business, given the impact of low barriers to entry from competition AND the pricing caps imposed by managed care companies. Neither of these factors are unique to Watson but will impact all generic drug businesses. That said, the distressed price to which the stock fell ignored the still ongoing profitability of WPI's branded business as well as an attractive research pipeline and manufacturing assets. We used the opportunity to almost double our position (which has since appreciated), and at some point will sell our high-cost stock to reap the tax benefits for our shareholders.

Once again we affirm our commitment to seeking out investments with a considerable margin of safety supported by a valuation gap. As this letter is being written, a great deal of intellectual capital is being expended on the question of whether the economy will emerge from recession sooner or later. Recognizing that we have no particular skill-set or insights to bring to that debate, we continue to prefer to expend our time, a truly non-renewable resource, on searching out real businesses run by real people selling in the marketplace at a discount to their real intrinsic value. Looking at a lot of different businesses, learning to assess the often subtle differences between the very good and very mediocre, especially as they play out over the long-term, will always be the best use of our time. We thank you for your continued support of the Fund and we look forward to reporting to you, our partners, at the end of the next quarter.

/s/ Clyde S. McGregor

CLYDE S. MCGREGOR, CFA

Portfolio Manager
mcgregor@oakmark.com

/s/ Edward A. Studzinski

EDWARD A. STUDZINSKI, CFA

Portfolio Manager
estudzinski@oakmark.com

January 7, 2002

THE OAKMARK EQUITY AND INCOME FUND

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--62.5%

FOOD & BEVERAGE--2.6%
    UST Inc.                                                             800,000     $     28,000,000

RETAIL--7.2%
    CVS Corporation                                                    1,000,000     $     29,600,000
    Safeway Inc. (a)                                                     525,000           21,918,750
    Office Depot, Inc. (a)                                               980,000           18,169,200
    J.C. Penney Company, Inc.                                            350,000            9,415,000
                                                                                     ----------------
                                                                                           79,102,950
HOUSEHOLD PRODUCTS--0.1%
    Energizer Holdings, Inc. (a)                                          80,000     $      1,524,000

BANK & THRIFTS--0.5%
    U.S. Bancorp                                                         280,703     $      5,875,114

INSURANCE--5.4%
    SAFECO Corporation                                                   955,000     $     29,748,250
    PartnerRe Ltd. (b)                                                   545,600           29,462,400
                                                                                     ----------------
                                                                                           59,210,650
OTHER FINANCIAL--1.7%
    GATX Corporation                                                     576,900     $     18,760,788

MARKETING SERVICES--1.3%
    The Interpublic Group of Companies, Inc.                             500,000     $     14,770,000

INFORMATION SERVICES--1.2%
    Ceridian Corporation (a)                                             705,000     $     13,218,750

COMPUTER SOFTWARE--5.2%
    Synopsys, Inc. (a)                                                   500,000     $     29,535,000
    Novell, Inc. (a)                                                   6,000,000           27,540,000
                                                                                     ----------------
                                                                                           57,075,000
COMPUTER SYSTEMS--1.1%
    The Reynolds and Reynolds Company, Class A                           514,000     $     12,464,500

TELECOMMUNICATIONS--3.6%
    CenturyTel, Inc.                                                     725,000     $     23,780,000
    Citizens Communications Company (a)                                1,452,500           15,483,650
                                                                                     ----------------
                                                                                           39,263,650
PRINTING--0.9%
    Valassis Communications, Inc. (a)                                    289,400     $     10,308,428

PHARMACEUTICALS--4.2%
    Watson Pharmaceuticals, Inc. (a)                                   1,046,400     $     32,846,496
    Chiron Corporation (a)                                               308,100           13,507,104
                                                                                     ----------------
                                                                                           46,353,600
HEALTH CARE SERVICES--3.0%
    IMS Health Incorporated                                            1,671,300     $     32,607,063

                                       22

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
MEDICAL PRODUCTS--1.1%
    Edwards Lifesciences Corporation (a)                                 275,000     $      7,598,250
    Apogent Technologies Inc. (a)                                        150,000            3,870,000
    Techne Corporation (a)                                                15,000              552,750
                                                                                     ----------------
                                                                                           12,021,000
TRANSPORTATION SERVICES--0.2%
    Nordic American Tanker Shipping Limited                              154,900     $      2,145,365

AEROSPACE & DEFENSE--2.9%
    Rockwell Collins                                                   1,609,200     $     31,379,400

AGRICULTURAL EQUIPMENT--0.2%
    Alamo Group Inc.                                                     141,900     $      2,022,075

INSTRUMENTS--1.4%
    Varian Inc. (a)                                                      463,400     $     15,032,696

MACHINERY & INDUSTRIAL PROCESSING--4.4%
    Cooper Industries, Inc.                                              900,000     $     31,428,000
    Rockwell International Corporation                                   927,500           16,565,150
                                                                                     ----------------
                                                                                           47,993,150
FORESTRY PRODUCTS--2.7%
    Plum Creek Timber Company, Inc.                                    1,059,644     $     30,040,907

OIL & NATURAL GAS--7.2%
    Burlington Resources Inc.                                            750,000     $     28,155,000
    XTO Energy, Inc.                                                   1,328,000           23,240,000
    St. Mary Land & Exploration Company                                  800,000           16,952,000
    Cabot Oil & Gas Corporation                                          400,000            9,620,000
    Berry Petroleum Company                                               53,000              832,100
                                                                                     ----------------
                                                                                           78,799,100
REAL ESTATE--2.1%
    Catellus Development Corporation (a)                               1,218,500     $     22,420,400
    Legacy Hotels Real Estate Investment Trust (b)                       125,000              663,349
                                                                                     ----------------
                                                                                           23,083,749
DIVERSIFIED CONGLOMERATES--0.2%
    Textron, Inc.                                                         46,100     $      1,911,306

RECREATION & ENTERTAINMENT--2.1%
    International Game Technology (a)                                    345,000     $     23,563,500

    TOTAL EQUITY AND EQUIVALENTS (COST: $625,993,664)                                     686,526,741

                                       23

NAME                                                                SHARES HELD/
                                                                       PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
FIXED INCOME--33.5%

PREFERRED STOCK--0.3%

BANK & THRIFTS--0.2%
    BBC Capital Trust I, Preferred, 9.50%                                 48,000     $      1,178,400
    Pennfed Capital Trust, Preferred, 8.90%                               27,500              694,375
    Fidelity Capital Trust I, Preferred, 8.375%                           43,500              435,000
                                                                                     ----------------
                                                                                            2,307,775
TELECOMMUNICATIONS--0.1%
    MediaOne Finance Trust III, Preferred, 9.04%                          20,000     $        508,200

    TOTAL PREFERRED STOCK (COST: $2,715,763)                                                2,815,975

CORPORATE BONDS--1.9%

RETAIL--0.6%
    Rite Aid Corporation, 7.625% due 4/15/2005, Senior Notes        $  4,900,000     $      4,263,000
    The Gap, Inc., 6.90% due 9/15/2007                                 2,677,000            2,174,931
    Ugly Duckling Corporation, 12.00% due 10/15/2003,
      Subordinated Debenture                                             650,000              552,500
                                                                                     ----------------
                                                                                            6,990,431

OFFICE EQUIPMENT--0.1%
    Xerox Capital Europe Plc, 5.75% due 5/15/2002                   $  1,500,000     $      1,476,687

HOTELS & MOTELS--0.6%
    HMH Properties, 7.875% due 8/1/2005, Senior
      Note Series A                                                 $  3,450,000     $      3,277,500
    Park Place Entertainment, 7.00% due 7/15/2004,
      Senior Notes                                                     2,750,000            2,757,144
    Prime Hospitality Corporation, 9.25% due 1/15/2006, 2006
      1st Mortgage Note                                                  413,000              423,325
    Park Place Entertainment, 7.375% due 6/1/2002,
      Senior Notes                                                       320,000              322,395
                                                                                     ----------------
                                                                                            6,780,364
TV PROGRAMMING--0.3%
    Liberty Media Corporation, 8.25% due 2/1/2030, Debenture        $  3,425,000     $      3,239,677

MACHINERY & INDUSTRIAL PROCESSING--0.1%
    Columbus McKinnon Corporation New York, 8.50%
      due 4/1/2008                                                  $  1,000,000     $        930,000

BUILDING MATERIALS & CONSTRUCTION--0.1%
    Juno Lighting, Inc., 11.875% due 7/1/2009, Senior
      Subordinated Note                                             $    750,000     $        728,437

                                       24

NAME                                                                   PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
UTILITIES--0.1%
    Midland Funding Corporation, 11.75% due 7/23/2005               $    500,000     $        545,625

    TOTAL CORPORATE BONDS (COST: $20,594,654)                                              20,691,221

GOVERNMENT AND AGENCY SECURITIES--31.3%

U.S. GOVERNMENT NOTES--28.4%
    United States Treasury Notes, 3.375% due 1/15/2007,
      Inflation Indexed                                             $132,361,780     $    132,837,488
    United States Treasury Notes, 5.75% due 11/15/2005                50,000,000           52,822,250
    United States Treasury Notes, 3.00% due 11/30/2003                50,000,000           50,035,150
    United States Treasury Notes, 7.875% due 11/15/2004               25,000,000           27,797,850
    United States Treasury Notes, 7.00% due 7/15/2006                 20,000,000           22,159,380
    United States Treasury Notes, 5.25% due 5/15/2004                 20,000,000           20,853,120
    United States Treasury Notes, 7.25% due 8/15/2004                  5,000,000            5,459,960
                                                                                     ----------------
                                                                                          311,965,198
U.S.GOVERNMENT AGENCIES--2.9%
    Fannie Mae, 7.25% due 4/12/2005                                 $  6,500,000     $      6,592,144
    Federal Home Loan Mortgage Corporation, 4.75%
      due 8/23/2004                                                    5,000,000            5,080,805
    Federal Home Loan Bank, 5.03% due 6/21/2006                        5,000,000            5,034,050
    Federal Farm Credit Bank, 6.35% due 3/7/2008                       2,750,000            2,770,798
    Fannie Mae, 6.15% due 3/15/2011                                    2,050,000            2,062,575
    Federal Home Loan Bank, 5.10% due 12/26/2006                       2,035,000            2,052,175
    Federal Home Loan Bank, 6.75% due 5/1/2002                         2,000,000            2,030,416
    Federal Home Loan Bank, 7.85% due 6/7/2004,
      Consolidated Bond                                                1,250,000            1,280,629
    Federal Home Loan Bank, 4.50% due 12/26/2008                       1,135,000            1,104,674
    Federal Home Loan Bank, 5.77% due 4/12/2004                        1,000,000            1,010,089
    Federal Farm Credit Bank, 6.00% due 6/27/2008                      1,000,000            1,008,376
    Federal Home Loan Bank, 3.875% due 12/15/2004                      1,000,000              997,379
    Federal Home Loan Bank, 4.10% due 12/7/2004                          600,000              601,664
    Federal Home Loan Bank, 5.125% due 8/6/2002                          500,000              500,341
    Federal Farm Credit Bank, 6.24% due 12/29/2008                       175,000              176,650
                                                                                     ----------------
                                                                                           32,302,765

    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $343,984,037)                           344,267,963

    TOTAL FIXED INCOME (COST: $367,294,454)                                               367,775,159

                                       25

NAME                                                                 PAR VALUE           MARKET VALUE
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--3.7%

    COMMERCIAL PAPER--2.7%
    Citicorp, 1.87% due 1/4/2002                                    $  5,000,000     $      5,000,000
    American Express Credit Corporation, 1.81% due 1/2/2002            5,000,000            5,000,000
    General Electric Capital Corporation, 1.75% due 1/2/2002          20,000,000           20,000,000

    TOTAL COMMERCIAL PAPER (COST: $30,000,000)                                             30,000,000

REPURCHASE AGREEMENTS--1.0%
    State Street Repurchase Agreement, 1.57% due 1/2/2002           $ 11,152,000     $     11,152,000

    TOTAL REPURCHASE AGREEMENTS (COST: $11,152,000)                                        11,152,000

    TOTAL SHORT TERM INVESTMENTS (COST: $41,152,000)                                       41,152,000

    Total Investments (Cost $1,034,440,118)--99.7%                                   $  1,095,453,900
    Other Assets In Excess Of Other Liabilities--0.3%                                       3,828,756
                                                                                     ----------------
    TOTAL NET ASSETS--100%                                                           $  1,099,282,656
                                                                                     ================

(a) Non-income producing security.
(b) Represents foreign domiciled corporation.

THE OAKMARK GLOBAL FUND

    REPORT FROM GREGORY L. JACKSON AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF GREGORY L. JACKSON]       [PHOTO OF MICHAEL J. WELSH]

[CHART OF THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (12/31/01) AS COMPARED TO THE MSCI WORLD INDEX(16)]

                       THE OAKMARK GLOBAL FUND      MSCI WORLD INDEX
  8/1/99                      $10,000                    $10,000
 9/30/99                      $ 9,180                    $ 9,883
12/31/99                      $ 9,981                    $11,550
 3/31/00                      $10,061                    $11,668
 6/30/00                      $10,381                    $11,255
 9/30/00                      $10,922                    $10,689
12/31/00                      $11,562                    $10,028
 3/31/01                      $11,480                    $ 8,739
 6/30/01                      $13,289                    $ 8,959
 9/30/01                      $11,071                    $ 7,676
12/31/01                      $13,880                    $ 8,335

                                        AVERAGE ANNUAL TOTAL RETURNS(1)
                                               (AS OF 12/31/01)

                                 TOTAL RETURN         1-YEAR            SINCE
                                 LAST 3 MONTHS*                       INCEPTION
                                                                        (8/4/99)
-------------------------------------------------------------------------------
OAKMARK GLOBAL FUND                 25.37%            20.05%            14.50%(3)
MSCI World                           8.59%           -16.82%            -7.24%
Lipper Global Fund Index(17)         9.65%           -15.76%            -2.51%
-------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

FELLOW SHAREHOLDERS:

The Oakmark Global Fund was up 25% for the three-month period ending December 31, 2001. We are pleased with this gain especially when compared to the 9% increase for the MSCI World Index and the 10% increase for the Lipper Global Fund Index.

For the calendar year 2001, The Oakmark Global Fund returned 20% compared to declines of 17% and 16% for the MSCI World Index and the Lipper Global Fund Index respectively. The 20% gain in calendar year 2001 places The Oakmark Global Fund as the #1 performing global fund according to the Lipper Global Fund Index. In addition, with The Oakmark Global Fund's strong performance in calendar years 2000 and 2001, Lipper also ranks our Fund as the #1 performing global fund on a trailing two-year basis and #1 since inception.(18) While we are pleased with our past performance, we look forward to continuing this trend.

MARKET DISRUPTIONS PROVIDE OPPORTUNITIES
Over time, we have found there are three opportunities in which to buy the highest quality businesses:

  1. An overall market decline.
  2. A short-term company specific problem, but clearly fixable over a definitive time period.
  3. A psychological concern by investors, but no real fundamental issue(s) with the company or industry.

The September 11th tragedy caused widespread uncertainty and fear throughout the market, causing an overall market decline. When the market experiences aggregate declines, the stock prices of the "better" companies decline alongside all other companies as investors throw the good out with the bad in their rush for the exits. We use these market declines to add to some existing positions and also purchase new holdings in what we believe are "superior" businesses.

ITT EDUCATIONAL SERVICES--Earlier this year, we sold the majority of our position in ITT Educational Services as the stock price achieved our sell target. However, after the September 11th attack, ITT's stock price declined by over 40% from where we had previously been selling shares, providing another buying opportunity. We used the stock price decline to once again make ITT one of the Fund's top ten holdings. ITT's business has four components that in our minds make it a superior business:

  1. High barriers to entry due to the heavy regulatory oversight and restrictions placed upon degree granting institutions.
  2. Pricing Power--in this era of low inflation, ITT has been able to increase tuition by 5% annually without any meaningful impact on enrollments.
  3. Strong demographic trends should benefit enrollments for many years to come.
  4. With the downturn in the economy, many working adults are returning to college to receive additional skills and training, which further aids ITT's enrollment trends. Since our recent purchase, ITT's stock price has appreciated over 35%.

ADVERTISING COMPANIES--Two new holdings for the fund are advertising companies, INTERPUBLIC GROUP and CORDIANT COMMUNICATIONS GROUP PLC. Interpublic Group is the world's largest advertising company based in the United States, while Cordiant is a United Kingdom-based advertising company. These two companies combined comprise approximately 6% of the portfolio. The current advertising market is the worst in over 50 years. The poor advertising climate, combined with the overall market decline after September 11th, caused major stock price declines in both Interpublic (down over 60% from its high price) and Cordiant (down over 80% from its high price).

We believe advertising is a good business because advertising companies can be viewed as receiving a gross royalty on other companies' sales. Historically, advertising has grown at an average annual growth rate of 8% per year. Given the large number of new products being developed, as well as the many existing brands and products that continually need to be advertised, we see no reason why advertising cannot continue to grow at the historical 8% compounded growth rate. Advertising has been categorized as an early stage cyclical, which means the companies benefit in the early stages of an economic upturn. As investors have begun to contemplate a turn-around in the worldwide economy, the stock prices of both Interpublic and Cordiant have benefited. Since our purchases, Interpublic's stock price has appreciated over 30%, while Cordiant's stock price has appreciated over 45%.

These three examples give you some insight into our thought process during turbulent times. During major market disruptions, we will always strive to upgrade both the quality of the businesses we own as well as raise the overall expected return of the portfolio. Given the current valuations of the Fund's existing holdings, we are quite optimistic about the future prospects. Given our optimistic view, both of us continue to make additional purchases of fund shares.

We thank you for your continued confidence and support and look forward to a long and prosperous future.

/s/ Gregory L. Jackson

GREGORY L. JACKSON
Portfolio Manager
gjackson@oakmark.com

/s/ Michael J. Welsh

MICHAEL J. WELSH, CFA, CPA
Portfolio Manager
102521.2142.compuserve.com

January 4, 2002

[SIDE NOTE]

                                   HIGHLIGHTS

- THE FUND RANKS #1 IN ITS CATEGORY ACROSS THE BOARD: FOR THE 1-YEAR PERIOD, 2-YEAR PERIOD, AND SINCE INCEPTION (8/4/99) THROUGH 12/31/01 ACCORDING TO LIPPER, INC.

- WIDESPREAD UNCERTAINTY EXACERBATED BY THE SEPTEMBER 11 TRAGEDY CAUSED AN OVERALL MARKET DECLINE. IN THE AFTERMATH, WE ADDED TO SOME EXISTING POSITIONS AND PURCHASED NEW HOLDINGS IN WHAT WE BELIEVE ARE "SUPERIOR" BUSINESSES.

- TWO NEW HOLDINGS FOR THE FUND ARE ADVERTISING COMPANIES INTERPUBLIC GROUP AND CORDIANT COMMUNICATIONS GROUP PLC.

THE OAKMARK GLOBAL FUND

GLOBAL DIVERSIFICATION--DECEMBER 31, 2001

[CHART OF GLOBAL DIVERSIFICATION]

                                         % OF FUND
                                        NET ASSETS
--------------------------------------------------
- UNITED STATES                              46.4%

- EUROPE                                     31.5%
    Great Britain                            15.4%
  * Italy                                     6.5%
  * Netherlands                               3.4%
  * France                                    3.0%
  * Ireland                                   1.7%
    Switzerland                               1.5%

- PACIFIC RIM                                13.5%
  Korea                                       7.1%
  Japan                                       4.5%
  Australia                                   1.9%

- LATIN AMERICA                               3.6%
  Mexico                                      3.6%

 * Euro currency countries comprise 14.6% of the Fund.

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001

NAME                                   DESCRIPTION                            SHARES HELD             MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.3%

FOOD & BEVERAGE--7.4%
  Lotte Chilsung Beverage              Soft Drinks, Juices, & Sport Drinks
    Co., Ltd. (Korea)                    Manufacturer                               6,700           $    2,555,063
  Hite Brewery Co., Ltd.               Brewer
    (Korea)                                                                        41,900                1,722,751
  Diageo plc                           Beverages, Wines, & Spirits
    (Great Britain)                      Manufacturer                             116,300                1,324,717
                                                                                                    --------------
                                                                                                         5,602,531
RETAIL--8.2%
  The Kroger Co.                       Supermarkets
    (United States), (a)                                                          108,000           $    2,253,960
  Somerfield plc                       Food Retailer
    (Great Britain)                                                             1,798,000                2,202,237
  The Gap, Inc.                        Apparel Retailer
    (United States)                                                               130,000                1,812,200
                                                                                                    --------------
                                                                                                         6,268,397
HOME FURNISHINGS--3.3%
  Hunter Douglas N.V.                  Window Coverings Manufacturer
    (Netherlands)                                                                  94,800           $    2,542,557

OTHER CONSUMER GOODS & SERVICES--0.3%
  Royal Doulton plc                    Tableware & Giftware
    (Great Britain), (a)                                                        1,069,700           $      248,821

BANK & THRIFTS--8.0%
  U.S. Bancorp                         Commercial Bank
    (United States)                                                               125,000           $    2,616,250
  Banca Popolare di                    Commercial Banking
    Verona (Italy)                                                                183,000                1,791,872
  Washington Mutual, Inc.              Thrift
    (United States)                                                                50,000                1,635,000
                                                                                                    --------------
                                                                                                         6,043,122
OTHER FINANCIAL--1.9%
  Ichiyoshi Securities Co.,            Stock Broker
    Ltd. (Japan)                                                                  462,000           $    1,410,579

HOTELS & MOTELS--1.2%
  Jarvis Hotels plc                    Hotel Operator
    (Great Britain)                                                               705,000           $      912,186

                                       30

NAME                                   DESCRIPTION                            SHARES HELD             MARKET VALUE
------------------------------------------------------------------------------------------------------------------
HUMAN RESOURCES--4.8%
  Michael Page                         Recruitment Consultancy Services
    International plc
    (Great Britain)                                                             1,615,000           $    3,662,701

EDUCATIONAL SERVICES--6.2%
  ITT Educational Services,            Postsecondary Degree Programs
    Inc. (United States), (a)                                                      90,000           $    3,318,300
  Learning Tree                        Computer Related Education
    International, Inc.
    (United States), (a)                                                           50,000                1,395,000
                                                                                                    --------------
                                                                                                         4,713,300
MARKETING SERVICES--6.0%
  The Interpublic Group                Advertising & Marketing Services
    of Companies, Inc.
    (United States)                                                                85,000           $    2,510,900
  Cordiant                             Advertising & Media Services
    Communications
    Group plc
    (Great Britain)                                                             1,493,000                2,061,996
                                                                                                    --------------
                                                                                                         4,572,896
INFORMATION SERVICES--7.0%
  Ceridian Corporation                 Data Management Services
    (United States), (a)                                                          135,000           $    2,531,250
  eFunds Corporation                   Electronic Debit Payment Services
    (United States), (a)                                                          115,500                1,588,125
  Equifax Inc.                         Consumer Credit Information
    (United States)                                                                50,000                1,207,500
                                                                                                    --------------
                                                                                                         5,326,875

COMPUTER SERVICES--2.7%
  Meitec Corporation                   Software Engineering Services
    (Japan)                                                                        83,800           $    2,046,867

COMPUTER SOFTWARE--11.2%
  Novell, Inc.                         Network & Internet
    (United States), (a)                 Integration Software                     950,000           $    4,360,500
  Synopsys, Inc.                       Electonic Design Automation
    (United States), (a)                                                           70,000                4,134,900
                                                                                                    --------------
                                                                                                         8,495,400

                                       31

NAME                                   DESCRIPTION                           SHARES HELD              MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMPUTER SYSTEMS--6.7%
  The Reynolds and                     Information Management Systems
    Reynolds Company,
    Class A (United States)                                                       115,000           $    2,788,750
  Lectra (France), (a)                 Manufacturing Process Systems              477,000                2,322,571
                                                                                                    --------------
                                                                                                         5,111,321
TELECOMMUNICATIONS--1.5%
  SK Telecom Co.,                      Mobile Telecommunications
    Ltd. (Korea)                                                                    5,400           $    1,105,999

BROADCASTING & CABLE TV--3.6%
  Grupo Televisa S.A.                  Television Production &
    (Mexico), (a)(b)                      Broadcasting                             62,700           $    2,707,386

PUBLISHING--1.7%
  Independent News &                   Newspaper Publisher
    Media PLC (Ireland)                                                           694,000           $    1,297,305

PRINTING--2.3%
  Valassis Communications,             Product Promotions Printer
    Inc. (United States), (a)                                                      50,000           $    1,781,000

HEALTH CARE SERVICES--2.1%
  IMS Health Incorporated              Pharmaceutical Market Research
    (United States)                                                                80,000           $    1,560,800

AUTOMOBILES--4.1%
  Ducati Motor Holding                 Motorcycle Manufacturer
    S.p.A. (Italy), (a)                                                         1,933,500           $    3,115,201

CHEMICALS--1.5%
  Givaudan                             Fragrance & Flavor
    (Switzerland), (a)                 Compound Manufacturer                        3,800           $    1,158,592

OTHER INDUSTRIAL GOODS & SERVICES--1.7%
  Enodis plc (Great Britain)           Food Processing Equipment                  906,000           $    1,257,870

DIVERSIFIED CONGLOMERATES--1.9%
  Pacific Dunlop Limited               Diversified Manufacturer
    (Australia)                                                                 2,795,000           $    1,473,540

  TOTAL COMMON STOCKS (COST: $63,088,358)                                                               72,415,246

                                       32

                                                                               PAR VALUE/
NAME                                   DESCRIPTION                 SHARES SUBJECT TO CALL             MARKET VALUE
------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--6.0%

COMMERCIAL PAPER--2.6%
  General Electric Capital Corporation, 1.75% due 1/2/2002                      2,000,000           $    2,000,000

  TOTAL COMMERCIAL PAPER (COST: $2,000,000)                                                              2,000,000

REPURCHASE AGREEMENTS--3.4%
  State Street Repurchase Agreement, 1.57% due 1/2/2002                         2,568,000           $    2,568,000

  TOTAL REPURCHASE AGREEMENTS (COST: $2,568,000)                                                         2,568,000

  TOTAL SHORT TERM INVESTMENTS (COST: $4,568,000)                                                        4,568,000

  Total Investments (Cost $67,656,358)--101.3%                                                      $   76,983,246

CALL OPTIONS WRITTEN--(0.3)%

EQUITY OPTIONS--(0.3)%

EDUCATIONAL SERVICES--(0.3)%
  ITT Educational Services,            Postsecondary Degree Programs
    Inc., January 45 Calls
    (United States)                                                               (25,000)          $      (21,250)
ITT Educational Services,              Postsecondary Degree Programs
  Inc., April 45 Calls
    (United States)                                                               (65,000)                (195,000)
                                                                                                    --------------
                                                                                                          (216,250)

COMPUTER SOFTWARE--0.0%
  Synopsys, Inc., January 60           Electonic Design Automation
    Calls (United States)                                                         (15,000)          $      (24,750)

  TOTAL EQUITY OPTIONS (PREMIUMS RECEIVED: $(333,043))                                                    (241,000)

  Total Call Options Written (Premiums Received: $(333,043))--(0.3)%                                      (241,000)
  Foreign Currencies (Proceeds $7)--(0.0)%                                                          $            7
  Other Liabilities In Excess Of Other Assets--(1.0)%                                                     (786,493)
                                                                                                    --------------
  TOTAL NET ASSETS--100%                                                                            $   75,955,760
                                                                                                    ==============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.

THE OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

[PHOTO OF DAVID G. HERRO]        [PHOTO OF MICHAEL J. WELSH]

FELLOW SHAREHOLDERS:

We are happy to report that both of your Funds, Oakmark International and Oakmark International Small Cap, had very strong final quarters of 2001. Oakmark International returned 17% for the quarter, comparing very favorably to the 7% and 8% returns posted by the MSCI World ex-USA(19) and Lipper International Fund(20) indices, respectively. Oakmark International Small Cap had an even stronger quarter, climbing 19%.

For the year, both Funds achieved very strong relative returns, placing in the top 2% of all international funds as tracked by Morningstar.(21) In a year that saw overseas indices fall over 20%, Oakmark International lost 5% while Oakmark International Small Cap gained 13%.

With Oakmark International Fund's ten-year anniversary coming into sight this year, we are especially proud that as of December 31, 2001, its performance ranks in the top 5% of all international funds since the Fund's inception in September of 1992.(22)

We are optimistic going into 2002 that the future remains positive for both of these Funds. As we look to global economic recovery and continued economic reform around the world, we will be working to uncover attractive investment prospects of all shapes and sizes.

WELCOME EURO

Starting January 1, 2002, goods in greater Europe will be priced in Euros, the new European single currency. The implementation of the single currency means these countries share a single monetary policy. On one hand, it means monetary policy will not be an effective tool for regional economic management. On the other hand, most monetarists would argue it should not be used like that anyway, believing that the sole purpose of monetary policy is to maintain price stability. The European Central Bank (ECB) appears to be very attentive to this latter purpose.

The biggest positive we can see in monetary union is that it brings Europe closer to being a single market from an economic perspective. This ultimately may mean more opportunity and potential profitability for those doing business there. It is also likely that as Europe becomes more unified it may become more of a recipient of investment funds both from within and from outside, and in the form of both fixed investment (plants, equipment, land, buildings) and financial investment (stocks and bonds). This trend would be positive for the rate of growth and for the currency.

Europe is also slowly adopting a basic tenet of Anglo-American capitalism. Over the past few years private pension schemes, tax changes, and improvements in corporate governance have meant the blossoming of an equity culture. All of these things should ultimately be positive for share prices.

DON'T CRY FOR ARGENTINA

Argentina remains in the headlines as it faces economic collapse. The problems in Argentina are serious, and we would add, home grown. The economic history of Argentina is storied. Though they were one of the richest economies of the world in the first part of the 20th century, their position was squandered as a result of corruption, an outsized welfare state, and protectionism. As a result, Argentina, with all of its natural resources, was

[SIDE NOTE]

                                   HIGHLIGHTS

- FOR THE YEAR, BOTH FUNDS ACHIEVED VERY STRONG RELATIVE RETURNS, PLACING IN THE TOP 1% OF ALL INTERNATIONAL FUNDS AS TRACKED BY MORNING STAR.

- OAKMARK INTERNATIONAL TURNS TEN YEARS OLD THIS YEAR, AND CURRENTLY LANDS IN THE TOP 5% OF ITS CATEGORY SINCE INCEPTION IN SEPTEMBER 1992 AS RANKED BY LIPPER INC.

- WE FAIL TO SEE ANY REAL OPPORTUNITY IN THE CRISIS IN ARGENTINA AT PRESENT, AND UNLESS THERE IS DRASTIC, POSITIVE CHANGE WILL STAY OUT.

- JANUARY 1, 2002 MARKS THE INTRODUCTION OF THE EURO, THE NEW EUROPEAN SINGLE CURRENCY. THE BIGGEST POSITIVE WE SEE IN MONETARY UNION IS THAT IT BRINGS EUROPE CLOSER TO BEING A SINGLE MARKET, ULTIMATELY CREATING MORE OPPORTUNITY AND POTENTIAL PROFITABILITY FOR THOSE DOING BUSINESS THERE.

marginalized by the 1970's. Finally, in the 1990's, an attempt at reform was made. At first, things looked good as hyperinflation was tamed and the economy began growing again. But the convertibility plan, which linked the Argentine peso to the dollar, meant that economic adjustment could not happen via the exchange rate and therefore had to happen through changes in productivity and micro-economic competitiveness. This did not happen. An untimely devaluation by important neighbor Brazil in 1999 exacerbated the peso situation. With restrictive labor policies, bloated government, and lots of wealth destroying corruption, Argentina just could not compete, and the convertibility plan became untenable.

As of now, this has not spread to other Latin American countries. Brazil, Mexico and Chile have, to varying degrees, addressed these issues. All are expected to grow in 2002. The type of "can do" attitude we witnessed in the Pacific Rim during the crisis in '97-'98 does not seem to exist in Argentina. Therefore, we fail to see any real opportunity in this crisis at present and unless there is drastic, positive change we will stay out.

IMPACT PLAYERS FOR 2001

It has been quite a year for overseas equity markets. The year opened with negative equity market conditions brought on by the collapse of the tech bubble. Worries of a global slowdown hit some industries hard, most notably telecom and media sectors. Then came September 11. Through all of this, we had some great stock performers in both funds. And in the interest of full disclosure, some not so great. Please refer to the Portfolio Update for each Fund.

LOOKING FORWARD

We are thankful we were able to weather the very rough overseas markets in 2001 with strong relative performance in both of the Funds. We continue to see significant investment opportunity in both the larger cap and smaller cap markets at present.

Thank you for your continued confidence and support.

/s/ David G. Herro

DAVID G. HERRO, CFA

Portfolio Manager
DGH100@earthlink.net

/s/ Michael J. Welsh

MICHAEL J. WELSH, CFA, CPA

Portfolio Manager
102521.2142@compuserve.com

January 8, 2002

THE OAKMARK INTERNATIONAL FUND

    REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO]        [PHOTO OF MICHAEL J. WELSH]

[CHART OF THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (12/31/01) COMPARED TO THE MSCI WORLD EX U.S. INDEX(19)]

                      THE OAKMARK        MSCI WORLD
                  INTERNATIONAL FUND   EX U.S. INDEX

     9/30/92             $10,000          $10,000
    12/31/92             $10,043          $ 9,628
     3/31/93             $11,890          $10,766
     6/30/93             $12,300          $11,834
     9/30/93             $13,387          $12,562
    12/31/93             $15,424          $12,729
     3/31/94             $15,257          $13,133
     6/30/94             $14,350          $13,748
     9/30/94             $15,278          $13,830
    12/31/94             $14,026          $13,664
     3/31/95             $13,563          $13,924
     6/30/95             $14,749          $14,060
     9/30/95             $15,507          $14,631
    12/31/95             $15,193          $15,222
     3/31/96             $17,021          $15,681
     6/30/96             $18,383          $15,937
     9/30/96             $18,347          $15,950
    12/31/96             $19,450          $16,268
     3/31/97             $20,963          $16,016
     6/30/97             $22,700          $18,094
     9/30/97             $23,283          $18,027
    12/31/97             $20,097          $16,637
     3/31/98             $22,994          $19,083
     6/30/98             $20,253          $19,233
     9/30/98             $16,322          $16,404
    12/31/98             $18,688          $19,759
     3/31/99             $21,258          $20,070
     6/30/99             $25,728          $20,650
     9/30/99             $23,896          $21,535
    12/31/99             $26,065          $25,277
     3/31/00             $26,012          $25,416
     6/30/00             $27,856          $24,530
     9/30/00             $27,306          $22,663
    12/31/00             $29,324          $21,897
     3/31/01             $26,763          $18,825
     6/30/01             $29,437          $18,629
     9/30/01             $23,728          $16,062
    12/31/01             $27,819          $17,212

                                                 AVERAGE ANNUAL TOTAL RETURNS(1)
                                                          (AS OF 12/31/01)

                               TOTAL RETURN      1-YEAR       5-YEAR            SINCE
                              LAST 3 MONTHS*                                  INCEPTION
                                                                              (9/30/92)
---------------------------------------------------------------------------------------

OAKMARK                              17.24%      -5.13%        7.42%            11.69%
INTERNATIONAL FUND
MSCI World ex. U.S.                   7.16%     -21.40%        1.13%             6.04%
MSCI EAFE(23)                         6.97%     -21.44%        0.89%             5.86%
Lipper International                  8.44%     -19.33%        2.76%             7.59%
Fund Index(20)
---------------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

PORTFOLIO UPDATE

Two Korean stocks provided outsized positive contribution to the performance of The Oakmark International Fund in 2001, adding over 5% to the Fund's NAV.(24) Shares of Lotte Chilsung Beverage nearly tripled in price over the year, as investors woke up (all at once!) to the tremendous value management has created since the crisis of late 1998. Profitability and returns have increased dramatically due to market dominance of the company's non-alcoholic beverage brands. Even after their tremendous run, we believe the shares are still not expensive at around five times our estimate of 2002 operating profit.

Our other Korean star was Kumkang Korea Chemical, up 150% for the year. We have liked this company for years as an investment because of its ability to generate tremendous free cash flow, well in excess of their very conservative accounting earnings numbers. The market had been disinterested in the company earlier as the merger integration process (the company is the result of a merger between Kumkang and Korea Chemical) produced some confusing accounting results. Throughout, we focused not on the stock price but on the growth in business value that was occurring, and in 2001 other investors started to do the same.

We had a few poor performers as well, with Enodis, Fila, and Daiwa Securities generating the most significant negative contributions. Investors sold Enodis this year as worries that a global slowdown would hurt their market-leading food service equipment business. Daiwa Securities fell out of favor as investors tired of waiting for an event that always seems to be on the horizon but never quite happens - the return of investors to Japanese investment markets. We continue to believe that both are very attractive at current prices.

Fila, unfortunately, makes a return appearance from last year to the poor performers list. We examined in detail our Fila investment in our Third Quarter, 2001 report. The latest news is that controlling shareholder HdP has decided to put the company up for sale and is currently reviewing offers.


/s/ David G. Herro

DAVID G. HERRO, CFA

Portfolio Manager
DGH100@earthlink.net


/s/ Michael J. Welsh

MICHAEL J. WELSH, CFA, CPA

Portfolio Manager
102521.2142@compuserve.com

January 8, 2002

THE OAKMARK INTERNATIONAL FUND

INTERNATIONAL DIVERSIFICATION--DECEMBER 31, 2001

[CHART OF INTERNATIONAL DIVERSIFICATION]

                        % OF FUND
                        NET ASSETS
----------------------------------
- EUROPE                62.1%
    Great Britain       20.6%
  * Netherlands          9.1%
  * France               7.0%
  * Finland              6.5%
    Sweden               5.5%
  * Italy                5.4%
  * Ireland              3.2%
    Switzerland          2.3%
  * Germany              1.1%
  * Spain                0.7%
  * Greece               0.7%

- PACIFIC RIM           21.7%
  Korea                  8.7%
  Japan                  6.2%
  Singapore              2.4%
  Australia              2.3%
  Hong Kong              2.1%

- LATIN AMERICA          9.0%
  Mexico                 4.6%
  Brazil                 2.9%
  Panama                 1.5%

- OTHER                  2.6%
  Israel                 2.6%

* Euro currency countries comprise 33.7% of the Fund.

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001

NAME                                DESCRIPTION                          SHARES HELD         MARKET VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.4%

FOOD & BEVERAGE--9.1%
  Lotte Chilsung Beverage
    Co., Ltd. (Korea)               Soft Drinks, Juices, & Sport Drinks
                                      Manufacturer                            93,000       $   35,465,800
  Diageo plc (Great Britain)        Beverages, Wines, & Spirits
                                      Manufacturer                         2,410,000           27,451,142
  Fomento Economico
    Mexicano, S.A. de C.V.
    (Mexico), (b)                   Soft Drink & Beer Manufacturer           549,400           18,981,770
  Pernod-Ricard SA (France)         Manufactures Wines, Spirits,
                                      & Fruit Juices                          80,500            6,234,166
                                                                                           --------------
                                                                                               88,132,878
APPAREL--1.9% Fila Holding S.p.A.
    (Italy), (a)(b)                 Athletic Footwear & Apparel            5,976,960       $   18,468,806

RETAIL--4.8%
  Somerfield plc
    (Great Britain)                 Food Retailer                         22,714,000       $   27,820,690
  Giordano International
    Limited (Hong Kong)             Pacific Rim Clothing Retailer
                                      & Manufacturer                      42,467,000           18,788,901
                                                                                           --------------
                                                                                               46,609,591
HOME FURNISHINGS--3.7%
  Hunter Douglas N.V.
    (Netherlands)                   Window Coverings Manufacturer          1,341,484       $   35,978,901

OTHER CONSUMER GOODS & SERVICES--0.2%
  Shimano Inc. (Japan)              Bicycle Components Manufacturer          182,800       $    2,079,017

BANK & THRIFTS--12.2%
  Banca Popolare di Verona
    (Italy)                         Commercial Banking                     3,485,000       $   34,123,905
  Uniao de Bancos
    Brasileiros S.A.
    (Brazil), (c)                   Commercial Banking                       939,300           20,946,390
  BNP Paribas SA (France)           Commercial Banking                       177,000           15,834,436
  Banco Latinoamericano
    de Exportaciones, S.A.,
    Class E (Panama), (b)           Latin American Trade Bank                515,400           14,456,970
  Kookmin Bank (Korea)              Commercial Banking                       269,968           10,274,671
  United Overseas Bank
    Limited, Foreign
    Shares (Singapore)              Commercial Banking                     1,426,968            9,814,510
  Svenska Handelsbanken
    AB (Sweden)                     Commercial Banking                       508,000            7,484,167
  Bank of Ireland (Ireland)         Commercial Banking                       461,035            4,276,268
                                                                                           --------------
                                                                                              117,211,317

                                       39

NAME                                DESCRIPTION                          SHARES HELD         MARKET VALUE
---------------------------------------------------------------------------------------------------------
OTHER FINANCIAL--3.3%
  Daiwa Securities Group
    Inc. (Japan)                    Stock Broker                           4,638,000       $   24,391,894
  Euronext (Netherlands)            Stock Exchange                           414,713            7,844,583
                                                                                           --------------
                                                                                               32,236,477

HOTELS & MOTELS--1.4%
  Mandarin Oriental
    International Limited
    (Singapore)                     Hotel Management                      32,381,400       $   13,276,374

HUMAN RESOURCES--3.1%
  Michael Page International
    plc (Great Britain)             Recruitment Consultancy
                                      Services                            13,024,000       $   29,537,474

MARKETING SERVICES--4.6%
  Cordiant Communications
    Group plc
    (Great Britain)                 Advertising & Media Services          16,720,070       $   23,092,240
  Aegis Group plc
    (Great Britain)                 Media Services                        15,448,000           20,773,915
                                                                                           --------------
                                                                                               43,866,155

COMPUTER SERVICES--2.2%
  Meitec Corporation
    (Japan)                         Software Engineering Services            860,500       $   21,018,244

TELECOMMUNICATIONS--2.2%
  SK Telecom Co., Ltd.
    (Korea)                         Mobile Telecommunications                 39,620       $    8,114,757
  Panafon Hellenic Telecom
    S.A. (Greece)                   Mobile Telecommunications              1,263,000            6,520,706
  Telemig Celular
    Participacoes S.A.
    (Brazil)                        Mobile Telecommunications          2,282,395,600            6,519,719
                                                                                           --------------
                                                                                               21,155,182

                                       40

NAME                                DESCRIPTION                          SHARES HELD         MARKET VALUE
---------------------------------------------------------------------------------------------------------
BROADCASTING & CABLE TV--3.5%
  Grupo Televisa S.A.
    (Mexico), (a)(b)                Television Production
                                      & Broadcasting                         504,000       $   21,762,720
  Tokyo Broadcasting
    System, Inc. (Japan)            Television & Radio Broadcasting          815,000           12,379,590
                                                                                           --------------
                                                                                               34,142,310
PUBLISHING--7.8%
  Independent News &
    Media PLC (Ireland)             Newspaper Publisher                   14,160,273       $   26,470,015
  Wolters Kluwer NV
    (Netherlands)                   Reference Material Publisher           1,145,500           26,103,474
  John Fairfax Holdings
    Limited (Australia)             Newspaper Publisher                   11,561,500           22,741,932
                                                                                           --------------
                                                                                               75,315,421

PHARMACEUTICALS--1.6%
  GlaxoSmithKline plc
    (Great Britain)                 Pharmaceuticals                          550,500       $   13,733,429
  Aventis S.A. (France)             Pharmaceuticals                           22,300            1,583,065
                                                                                           --------------
                                                                                               15,316,494

MEDICAL PRODUCTS--2.3%
  Gambro AB, Class A
    (Sweden)                        Manufacturer of Dialysis Products      3,478,000       $   21,793,648

AUTOMOTIVE--4.6%
  Autoliv, Inc (Sweden)             Automotive Safety Systems
                                      Manufacturer                         1,163,000       $   23,364,584
  Compagnie Generale des
    Establissements
    Michelin (France)               Tire Manufacturer                        632,000           20,843,400
                                                                                           --------------
                                                                                               44,207,984

AEROSPACE--2.2%
  Rolls-Royce plc
  (Great Britain)                   Aviation & Marine Power                9,036,702       $   21,479,891

AIRPORT MAINTENANCE--0.4%
  Grupo Aeroportuario del
    Sureste S.A. de C.V.
    (Mexico), (a)(b)                Airport Operator                         242,000       $    3,726,800

                                       41

NAME                                DESCRIPTION                          SHARES HELD         MARKET VALUE
---------------------------------------------------------------------------------------------------------
INSTRUMENTS--2.6%
  Orbotech, Ltd. (Israel), (a)      Optical Inspection Systems               813,000       $   25,324,950

MACHINERY & INDUSTRIAL PROCESSING--3.8%
  Metso Corporation
    (Finland)                       Paper & Pulp Machinery                 3,458,100       $   36,323,093

BUILDING MATERIALS & CONSTRUCTION--3.1%
  Kumkang Korea Chemical
    Co., Ltd. (Korea)               Building Materials                       357,630       $   29,791,112
CHEMICALS--5.3%
  Givaudan (Switzerland), (a)       Fragrance & Flavor Compound
                                      Manufacturer                            73,200       $   22,318,149
  Akzo Nobel N.V.
    (Netherlands)                   Chemical Producer                        402,500           17,968,014
  Henkel KGaA
    (Germany)                       Chemical Products Manufacturer           204,700           10,440,847
                                                                                           --------------
                                                                                               50,727,010

OIL & NATURAL GAS--0.9%
  Repsol YPF, S.A. (Spain)          Oil Producer                             442,000       $    6,444,651
  Enterprise Oil plc
    (Great Britain)                 Oil Producer                             366,000            2,471,560
                                                                                           --------------
                                                                                                8,916,211

OTHER INDUSTRIAL GOODS & SERVICES--8.5%
  Enodis plc
    (Great Britain)                 Food Processing Equipment             21,483,200       $   29,826,803
  Kone Corporation,
    Class B (Finland)               Elevators                                350,980           25,931,266
  Chargeurs SA (France)             Wool, Textile Production & Trading       350,067           23,355,333
  FKI plc (Great Britain)           Industrial Manufacturing               1,020,000            2,717,369
                                                                                           --------------
                                                                                               81,830,771

DIVERSIFIED CONGLOMERATES--0.1%
  First Pacific Company Ltd.
    (Hong Kong)                     Diversified Operations                 9,891,999       $    1,217,828

  TOTAL COMMON STOCKS (COST: $928,384,323)                                                    919,683,939

                                       42

NAME                                DESCRIPTION                            PAR VALUE         MARKET VALUE
---------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.7%

COMMERCIAL PAPER--2.6%
  Citicorp, 1.92% due 1/2/2002                                             5,000,000       $    5,000,000
  General Electric Capital Corporation, 1.75% due 1/2/2002                20,000,000           20,000,000

  TOTAL COMMERCIAL PAPER (COST: $25,000,000)                                                   25,000,000

REPURCHASE AGREEMENTS--2.1%
  State Street Repurchase Agreement, 1.57% due 1/2/2002                   20,992,000       $   20,992,000

  TOTAL REPURCHASE AGREEMENTS (COST: $20,992,000)                                              20,992,000

  TOTAL SHORT TERM INVESTMENTS (COST: $45,992,000)                                             45,992,000

  Total Investments (Cost $974,376,323)--100.2%                                            $  965,675,939
  Foreign Currencies (Proceeds $291,423)--0.0%                                             $      296,529
  Other Liabilities In Excess Of Other Assets--(0.2)%(d)                                       (1,703,867)
                                                                                           --------------
  TOTAL NET ASSETS--100%                                                                   $  964,268,601
                                                                                           ==============

  (a) Non-income producing security.
  (b) Represents an American Depository Receipt.
  (c) Represents a Global Depository Receipt.
  (d) Includes transaction hedges.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

    REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

    [PHOTO OF DAVID G. HERRO]      [PHOTO OF MICHAEL J. WELSH]

[CHART OF THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/01) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(19)]

                    THE OAKMARK
                  INTERNATIONAL       MSCI WORLD
                 SMALL CAP FUND    EX U.S. INDEX

   10/31/95             $10,000          $10,000
   12/31/95             $ 9,630          $10,684
    3/31/96             $10,970          $11,006
    6/30/96             $11,570          $11,186
    9/30/96             $11,590          $11,195
   12/31/96             $12,038          $11,418
    3/31/97             $12,080          $11,241
    6/30/97             $13,181          $12,699
    9/30/97             $12,672          $12,652
   12/31/97             $ 9,642          $11,677
    3/31/98             $11,429          $13,394
    6/30/98             $ 9,892          $13,499
    9/30/98             $ 8,211          $11,513
   12/31/98             $10,529          $13,868
    3/31/99             $13,118          $14,086
    6/30/99             $15,317          $14,493
    9/30/99             $15,439          $15,114
   12/31/99             $16,190          $17,741
    3/31/00             $15,387          $17,839
    6/30/00             $15,529          $17,217
    9/30/00             $14,908          $15,906
   12/31/00             $14,756          $15,369
    3/31/01             $15,232          $13,213
    6/30/01             $15,777          $13,075
    9/30/01             $13,987          $11,273
   12/30/01             $16,671          $12,080

                                       AVERAGE ANNUAL TOTAL RETURNS(1)
                                             (AS OF 12/31/01)

                       TOTAL RETURN    1-YEAR     5-YEAR       SINCE
                      LAST 3 MONTHS*                         INCEPTION
                                                                       (11/1/95)
========================================================================
OAKMARK INTERNATIONAL     19.19%       12.98%      6.72%       8.63%
SMALL CAP FUND

MSCI World ex. U.S.        7.16%      -21.40%      1.13%       3.11%

Lipper International      10.35%      -21.82%      6.52%       9.33%
Small Cap Average(25)
========================================================================

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

PORTFOLIO UPDATE

A number of stocks provided solid contributions to The Oakmark International Small Cap Fund's 2001 performance. Fletcher Building of New Zealand, which started the year as one of the Fund's biggest positions, returned over 50% as the market embraced a new management team and their increased focus on improving overall group returns. Two Korean companies, Hite Brewery and Tae Young, also provided nice increases to the Fund's NAV(24). In fact, 2001 marked the fourth year in a row that Hite Brewery was one of Oakmark International Small Cap's best contributors. A dream investment for us is one where the share price out-performs but business value grows almost as quickly, and so far that has been the case with Hite.

Jusco Stores (Hong Kong), Enix (Japan), and House of Fraser (UK) also all made solid contributions. Jusco Stores, up 200% in 2001, had the biggest absolute return of any of our small cap investments. With Enix, this is the second time that we have owned this long-time favorite, in our opinion one of the best-managed companies in Japan. In 2001, our patience with House of Fraser was rewarded with a 50% total return.

Only one stock had a materially negative impact on NAV and it was Royal Doulton of the UK. Its shares lost three-quarters of their value in 2001. While management has done all the right things, we have very much overestimated the quality of the business and the industry.


/s/ David G. Herro

DAVID G. HERRO, CFA

Portfolio Manager
DGH100@earthlink.net


/s/ Michael J. Welsh

MICHAEL J. WELSH, CFA, CPA

Portfolio Manager
102521.2142@compuserve.com

January 8, 2002

INTERNATIONAL DIVERSIFICATION--DECEMBER 31, 2001

[CHART OF INTERNATIONAL DIVERSIFICATION]

                        % OF FUND
                        NET ASSETS
----------------------------------
- EUROPE                  53.3%
  * Italy                 10.0%
    Great Britain          9.6%
  * France                 7.9%
    Switzerland            7.4%
    Spain                  3.8%
    Denmark                3.4%
  * Netherlands            3.0%
  * Belguim                2.7%
  * Germany                2.5%
  * Ireland                1.1%
    Norway                 0.9%
    Sweden                 0.8%
  * Finland                0.2%

- PACIFIC RIM             35.1%
  Japan                   10.3%
  Hong Kong                5.6%
  Korea                    4.8%
  Australia                4.2%
  New Zealand              3.4%
  Philippines              2.8%
  Singapore                2.7%
  Thailand                 1.3%

- LATIN AMERICA            3.2%
  Mexico                   3.2%

- OTHER                    3.1%
  Bermuda                  1.8%
  United States            1.3%

* Euro currency countries comprise 27.4% of the Fund.

SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001

NAME                                DESCRIPTION                          SHARES HELD         MARKET VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.7%

FOOD & BEVERAGE--11.0%
  Hite Brewery Co., Ltd.            Brewer
    (Korea)                                                                  114,500       $    4,707,757
  Baron De Ley, S.A.                Wines & Spirits Manufacturer
    (Spain), (a)                                                             194,985            4,521,392
  Campari Group (Italy), (a)        Soft Drinks, Wines, & Spirits
                                      Producer                               182,000            4,293,194
  Mikuni Coca-Cola                  Soft Drink Manufacturer
    Bottling Co., Ltd.
    (Japan)                                                                  436,000            3,823,861
  Grupo Continental,                Soft Drink Manufacturer
    S.A. (Mexico)                                                          1,237,000            1,823,886
  Alaska Milk Corporation           Milk Producer
    (Philippines)                                                         49,394,000            1,723,047
                                                                                           --------------
                                                                                               20,893,137

APPAREL--1.1%
  Kingmaker Footwear                Athletic Footwear Manufacturer
    Holdings Limited
    (Hong Kong)                                                           10,527,000       $    2,065,507

RETAIL--6.7%
  Carpetright plc                   Carpet Retailer
    (Great Britain)                                                          456,000       $    4,126,754
  House of Fraser Plc               Department Store
    (Great Britain)                                                        2,360,000            2,907,743
  Dairy Farm International          Supermarket Chain
    Holdings Limited
    (Singapore), (a)                                                       2,502,000            1,626,300
  Jusco Stores (Hong Kong)          Department Stores
    Co., Limited (Hong Kong)                                               5,486,000            1,600,545
  Harvey Nichols plc                High Fashion Clothing Retailer
    (Great Britain)                                                          443,400            1,256,998
  Bulgari S.p.A. (Italy)            Jewelry Manufacturer & Retailer           79,000              613,207
  Signet Group plc                  Jewelry Retailer
    (Great Britain)                                                          389,000              537,251
                                                                                           --------------
                                                                                               12,668,798
HOME FURNISHINGS--2.5%
  Industrie Natuzzi S.p.A.          Home Furniture Manufacturer
    (Italy), (b)                                                             319,500       $    4,677,480

OFFICE EQUIPMENT--2.1%
  Neopost SA (France), (a)          Mailroom Equipment Supplier              139,300       $    4,057,212

                                       46

NAME                                DESCRIPTION                          SHARES HELD         MARKET VALUE
---------------------------------------------------------------------------------------------------------

OTHER CONSUMER GOODS & SERVICES--1.2%
  Ilshin Spinning Co., Ltd.         Fabric & Yarn Manufacturer
    (Korea)                                                                   44,550       $    1,225,678
  Royal Doulton plc                 Tableware & Giftware
    (Great Britain), (a)                                                   4,387,000            1,020,451
                                                                                           --------------
                                                                                                2,246,129

INSURANCE--1.4%
  IPC Holdings, Ltd.                Reinsurance Provider
    (Bermuda)                                                                 87,700       $    2,595,920

OTHER FINANCIAL--3.2%
  Ichiyoshi Securities Co.,         Stock Broker
    Ltd. (Japan)                                                           1,302,000       $    3,975,269
  JCG Holdings Limited              Consumer Finance
    (Hong Kong)                                                            3,321,000            2,065,577
                                                                                           --------------
                                                                                                6,040,846

HOTELS & MOTELS--2.6%
  Jarvis Hotels plc                 Hotel Operator
    (Great Britain)                                                        3,885,000       $    5,026,728

HUMAN RESOURCES--5.7%
  United Services Group             Temporary Staffing Services
    NV(Netherlands)                                                          290,447       $    5,649,130
  Creyf's NV (Belgium)              Temporary Staffing Services              286,300            5,147,970
                                                                                           --------------
                                                                                               10,797,100

MARKETING SERVICES--2.4%
  Asatsu-DK Inc. (Japan)            Advertising Services Provider            237,000       $    4,631,097

COMPUTER SOFTWARE--1.4%
  Enix Corporation (Japan)          Entertainment Software                   146,600       $    2,691,192

COMPUTER SYSTEMS--2.8%
  Lectra (France), (a)              Manufacturing Process Systems          1,084,000       $    5,278,127

BROADCASTING & CABLE TV--2.6%
  ABS-CBN Broadcasting              Television & Broadcasting Operator
    Corporation
    (Philippines)                                                          8,034,400       $    3,698,004
  Ulster Television plc             Television Operator
    (Great Britain)                                                          261,000            1,246,465
                                                                                           --------------
                                                                                                4,944,469

                                       47

NAME                                DESCRIPTION                          SHARES HELD         MARKET VALUE
---------------------------------------------------------------------------------------------------------

BROADCASTING & PUBLISHING--1.1%
  Tamedia AG                        TV Broadcasting & Publishing
    (Switzerland)                                                             33,100       $    2,014,401

PUBLISHING--7.4%
  Edipresse S.A.                    Newspaper & Magazine Publisher
    (Switzerland)                                                             13,980       $    4,885,756
  Recoletos Grupo de                Publisher
    Comunicacion, S.A.
    (Spain), (a)                                                             634,000            2,759,697
  Hollinger International           Newspaper Publisher
    Inc. (United States)                                                     210,000            2,457,000
  Matichon Public                   Newspaper Publisher
    Company Limited,
    Foreign Shares
    (Thailand)                                                             2,039,500            2,397,784
  VLT AB, Class B (Sweden)          Newspaper Publisher                      182,250            1,534,296
                                                                                           --------------
                                                                                               14,034,533

AUTOMOBILES--3.3%
  Ducati Motor Holding              Motorcycle Manufacturer
    S.p.A. (Italy), (a)                                                    3,876,200       $    6,245,224

TRANSPORTATION SERVICES--2.9%
  Mainfreight Limited               Logistics Services
    (New Zealand)                                                          3,993,551       $    2,460,523
  Bergesen d.y. ASA,                Tanker Operator
    Class A Shares
    (Norway)                                                                  95,300            1,688,022
  DelGro Corporation                Bus, Taxi, & Car Leasing
    Limited (Singapore)                                                    1,066,000            1,443,271
                                                                                           --------------
                                                                                                5,591,816

AIRPORT MAINTENANCE--5.6%
  Kobenhavns Lufthavne              Airport Management & Operations
    A/S (Copnehagen
    Airports A/S)
    (Denmark)                                                                 98,545       $    6,383,396
  Grupo Aeroportuario               Airport Operator
    del Sureste S.A. de C.V.
    (Mexico), (a)(b)                                                         279,500            4,304,300
                                                                                           --------------
                                                                                               10,687,696

                                       48

NAME                                DESCRIPTION                          SHARES HELD         MARKET VALUE
---------------------------------------------------------------------------------------------------------

INSTRUMENTS--0.1%
  Vaisala Oyj, Class A              Atmospheric Observation Equipment
    (Finland)                                                                 11,200       $     272,172

MACHINERY & INDUSTRIAL PROCESSING--4.7%
  ASM Pacific Technology            Semiconductor Machinery
    Limited (Hong Kong)                                                    2,508,500       $    4,938,024
  Pfeiffer Vacuum                   Vacuum Pump Manufacturer
    Technology AG
    (Germany)                                                                113,700            3,543,365
  Carbone Lorraine SA               Electrical Systems Manufacturer
    (France)                                                                  13,157              351,351
                                                                                           --------------
                                                                                                8,832,740

BUILDING MATERIALS & CONSTRUCTION--3.2%
  Fletcher Building Limited         Building Materials Manufacturer
    (New Zealand)                                                          3,224,000       $    3,945,925
  Grafton Group plc                 Building Materials Distributor
    (Ireland)                                                                723,000            2,091,630
                                                                                           --------------
                                                                                                6,037,555

CHEMICALS--4.4%
  Taiyo Ink Mfg. Co., Ltd.          Manufacturer of Resist Inks
    (Japan)                                                                  150,500       $    4,480,192
  Gurit-Heberlien AG                Chemical Producer
    (Switzerland)                                                              4,880            3,852,013
                                                                                           --------------
                                                                                                8,332,205

PRODUCTION EQUIPMENT--3.1%
  Interpump Group                   Pump and Piston Manufacturer
    S.p.A. (Italy)                                                           821,500       $    3,180,974
  NSC Groupe (France)               Textile Equipment Manufacturer            17,466            1,399,262
  Krones AG (Germany)               Production Machinery Manufacturer         29,300            1,207,569
                                                                                           --------------
                                                                                                5,787,805

OTHER INDUSTRIAL GOODS & SERVICES--3.1%
  GFI Industries SA (France)        Industrial Fastener Manufacturer         177,844       $    3,956,114
  Coats plc (Great Britain)         Textile Manufacturer                   2,872,000            1,972,834
                                                                                           --------------
                                                                                                5,928,948

                                       49

NAME                                DESCRIPTION                          SHARES HELD         MARKET VALUE
---------------------------------------------------------------------------------------------------------

DIVERSIFIED CONGLOMERATES--9.1%
  Pacific Dunlop Limited            Diversified Manufacturer
    (Australia)                                                           15,103,626       $    7,962,716
  Pargesa Holding AG                Diversified Operations
    (Switzerland)                                                              1,640            3,241,263
  Haw Par Corporation               Healthcare & Leisure Products
    Limited (Singapore)                                                      903,000            1,985,475
  Jardine Strategic Holdings        Diversified Operations
    Limited (Bermuda)                                                        340,700              896,041
  Tae Young Corp. (Korea)           Heavy Construction                       106,600            3,217,960
                                                                                           --------------
                                                                                               17,303,455

  TOTAL COMMON STOCKS (COST: $173,943,088)                                                    179,682,292

SHORT TERM INVESTMENTS--5.0%

COMMERCIAL PAPER--3.7%
  Citicorp, 1.92% due 1/2/2002                                            $3,000,000       $    3,000,000
  General Electric Capital Corporation, 1.75% due 1/2/2002                 4,000,000            4,000,000

  TOTAL COMMERCIAL PAPER (COST: $7,000,000)                                                     7,000,000

REPURCHASE AGREEMENTS--1.3%
 State Street Repurchase Agreement, 1.57% due 1/2/2002                    $2,613,000       $    2,613,000

 TOTAL REPURCHASE AGREEMENTS (COST: $2,613,000)                                                 2,613,000

  TOTAL SHORT TERM INVESTMENTS (COST: $9,613,000)                                               9,613,000

  Total Investments (Cost $183,556,088)--99.7%                                             $  189,295,292
  Foreign Currencies (Proceeds $481,784)--0.3%                                                    483,249
  Other Liabilities In Excess Of Other Assets--0.0%(c)                                            (3,129)
                                                                                           --------------
  TOTAL NET ASSETS--100%                                                                   $  189,775,412
                                                                                           ==============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Includes transaction hedges.

This material must be preceded or accompanied by a prospectus. To order a prospectus, which explains management fees and expenses and the special risks of investing in the funds, visit www.oakmark.com or call 1-800-OAKMARK. Please read the prospectus carefully before investing.

The discussion of investments and investment strategy of the funds represents the investments of the funds and the views of fund managers and Harris Associates L.P., the funds' investment adviser, at the time of this article, and are subject to change without notice.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

INVESTING IN VALUE STOCKS PRESENTS THE RISK THAT VALUE STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM GROWTH STOCKS DURING GIVEN PERIODS.

BECAUSE THE OAKMARK SELECT FUND IS NON-DIVERSIFIED, THE PERFORMANCE OF EACH HOLDING WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURN MORE VOLATILE THAN A MORE DIVERSIFIED FUND.

INVESTING IN FOREIGN SECURITIES REPRESENTS RISKS WHICH IN SOME WAY MAY BE GREATER THAN IN U.S. INVESTMENTS. THOSE RISKS INCLUDE: CURRENCY FLUCTUATION; DIFFERENT REGULATION, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF AVAILABLE INFORMATION; GENERALLY HIGHER TRANSACTION COSTS; AND POLITICAL RISKS.

THE STOCKS OF SMALLER COMPANIES OFTEN INVOLVE MORE RISK THAN THE STOCKS OF LARGER COMPANIES. STOCKS OF SMALL COMPANIES TEND TO BE MORE VOLATILE AND HAVE A SMALLER PUBLIC MARKET THAN STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES, MAY NOT HAVE AS GREAT AN ABILITY TO RAISE ADDITIONAL CAPITAL AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

THE OAKMARK EQUITY AND INCOME FUND INVESTS IN MEDIUM AND LOWER-QUALITY DEBT SECURITIES WHICH HAVE HIGHER YIELD POTENTIAL BUT PRESENT GREATER INVESTMENT AND CREDIT RISK THAN HIGHER-QUALITY SECURITIES.

  1. Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

     The performance information for The Oakmark Select Fund, The Oakmark Small Cap Fund, The Oakmark Global Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund does not reflect the imposition of a 2% redemption fee on shares held by an investor less than 90 days. The purpose of this redemption fee is to deter market timers.

  2. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

  3. During the period since inception (8/4/99), IPOs contributed an annualized 3.15% to the performance of The Oakmark Global Fund. As the IPO environment changes and the total net assets of the Fund grow, the impact of IPOs on performance is expected to diminish. "IPO" stands for Initial Public Offering, which is the first sale of stock by a company to the public.

  4. The Price-Earnings Ratio ("P/E") is the most common measure of how expensive a stock is.

  5. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies.

  6. The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies.

  7. The Lipper Large Cap Value Fund Index measures the performance of the thirty largest U.S. large-cap value funds tracked by Lipper.

  8. The S&P MidCap 400 is an unmanaged broad market-weighted index of 400 stocks that are in the next tier down from the S&P 500 and that are chosen for market size, liquidity, and industry group representation.

  9. The Lipper Mid Cap Value Fund Index measures the performance of the thirty largest U.S. mid-cap value funds tracked by Lipper.

  10. The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2,000 small companies, formed by taking the largest 3,000 small companies and eliminating the largest 1,000 of those companies.

  11. The S&P Small Cap 600 Index measures the performance of selected U.S. stocks with small market capitalizations.

  12. The Lipper Small Cap Value Fund Index measures the performance of the thirty largest U.S. small-cap value funds tracked by Lipper.

  13. The Lipper Balanced Fund Index measures the performance of the thirty largest U.S. balanced funds tracked by Lipper.

  14. The Lehman Govt./Corp. Bond Index is an unmanaged index that includes the Lehman Government and Lehman Corporate indices.

  15. The NASDAQ Composite Index is a market value weighted index of all common stocks listed on NASDAQ.

  16. The MSCI World Index is made up of 20 country sub-indexes, including the stock exchanges of the U.S., Europe, Canada, Australia and New Zealand and the Far East. This index is unmanaged and investors cannot actually make investments in this index.

  17. The Lipper Global Fund Index is an unmanaged index that includes 30 mutual funds that invest in securities throughout the world.

  18. Lipper, Inc. is an independent monitor of mutual fund performance. For the period ended 12/31/01, Global ranked #1 of 290 funds for the 1-year period, #1 of 231 for the 2-year period, and #1 of 222 since inception (8/4/99).

  19. The MSCI World Ex U.S. Index is an unmanaged index made up of 19 country sub-indexes, excluding the U.S.

  20. The Lipper International Fund Index is an unmanaged index that includes 30 mutual funds that invest in securities whose primary markets are outside the U.S.

  21. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Morningstar ratings are calculated from a fund's 3- and 5-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) returns. International received 4 stars overall, 5 stars of 1,349 for the 3-year period and 4 stars of 897 for the 5-year period; Intl Small Cap received 4 stars overall, 5 stars of 1,349 for the 3-year period and 4 stars of 897 for the 5-year period.

  22. Lipper, Inc. is an independent monitor of mutual fund performance. For the period ended 12/31/01, International ranked 4 of 87 funds since inception (9/30/92), 8 of 758 for the 1-year period, and 30 of 351 for the 5-year period.

  23. The MSCI EAFE Index is the Morgan Stanley Europe, Australia, and Far East Index, which is an unmanaged, market-value weighted index designed to measure the overall condition of overseas markets.

  24. NAV stands for Net Asset Value. NAV is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities divided by the number of shares outstanding.

  25. The Lipper International Small Cap Average includes 76 mutual funds that invest in securities whose primary markets are outside the U.S.

THE OAKMARK FAMILY OF FUNDS

INVESTMENT PHILOSOPHY

All Oakmark managers follow a consistent investment philosophy--to invest in companies they believe are trading at a substantial discount to underlying business value. Critical to this philosophy is to invest with management teams who are committed to maximizing the company's business value.

THREE KEY TENETS OF OUR INVESTMENT PHILOSOPHY:

1 Buy businesses trading at a significant discount to our estimate of true business value.

2  Invest in companies expected to grow shareholder value over time.

3  Invest with management teams who think and act as owners.

INVESTMENT PROCESS

We seek to identify undervalued companies through an intensive, in-house research process. This process is not based on macro-economic factors, such as the performance of the economy or the direction of interest rates. Nor is it based on technical factors, such as the performance of the stock market itself. And, while some value managers might use only one summary statistic--such as price-earnings ratio--our investment professionals take a more in-depth approach using a range of valuation measures appropriate for a specific company or industry.

From the universe of thousands of equity securities, our team generates investment ideas through a variety of methods. If a security appears attractive, detailed quantitative and qualitative research follows. This careful process of identifying undervalued stocks results in an "approved list."

THE RESULT: a unified effort aimed at identifying the best values in the marketplace. From the list of approved stocks, each fund manager constructs a relatively focused portfolio, built on a stock-by-stock basis from the bottom up.

WHO SHOULD INVEST

Any investor who is seeking a disciplined value manager for the purposes of growing and diversifying a portfolio should consider one of the Oakmark funds, keeping in mind that all equity investments should be considered long-term investments. As value investors, we recognize that patience is a virtue and believe that, over the long term, investors are rewarded for their patience. We generally hold the companies in which we invest for three to five years, a time horizon that we encourage our shareholders to consider as well.

HOW TO USE VALUE FUNDS IN AN OVERALL PORTFOLIO

Investment styles tend to move in cycles. One style may be in favor for a few years while the other is out of favor, and vice versa. Diversifying the stock portion of your portfolio to include value and momemtum/growth investment styles may help reduce overall volatility--and potentially provide more consistent returns over time.

                                     INVEST
     Managers select stocks from the approved list for their specific funds


                                  APPROVED LIST
                       Securities available for investment


                      QUANTITATIVE AND QUALITATIVE RESEARCH
         Rigorous analysis is performed to ensure that the stock meets our strict value standards


                                CRITERIA SCREENS
              Managers and research team screen for stocks that are
                           worth further consideration


                   UNIVERSE OF THOUSANDS OF EQUITY SECURITIES
                       All stocks available for investment


                          BOTTOM-UP INVESTMENT PROCESS

THE OAKMARK GLOSSARY

BOOK VALUE - A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

BUSINESS VALUE/INTRINSIC VALUE - The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

GROWTH INVESTING - Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (MERGERS & ACQUISITIONS) - Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

MARKET CAPITALIZATION (MARKET CAP OR CAP) - The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

MOMENTUM INVESTING - Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

MULTIPLE - A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B OR PRICE-TO-BOOK RATIO - A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E OR PRICE-TO-EARNINGS RATIO - The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

SHARE REPURCHASE - Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

VALUE INVESTING - Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value. Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"X TIMES EARNINGS" ("12 TIMES EARNINGS") - Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

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